Exhibit 10.40

CONSENT AND AMENDMENT NUMBER THREE

TO SENIOR REVOLVING CREDIT AGREEMENT

This CONSENT AND AMENDMENT NUMBER THREE TO SENIOR REVOLVING CREDIT AGREEMENT, (this “Amendment”), dated as of December 3, 2009, is entered into by and among BUMBLE BEE FOODS, LLC, a Delaware limited liability company (the “U.S. Borrower”), CONNORS BROS. CLOVER LEAF SEAFOODS COMPANY, successor by amalgamation with 3231021 Nova Scotia Company, a Nova Scotia unlimited company (the “Canadian Borrower” together with U.S. Borrower hereinafter referred to each individually as “Borrower” and individually and collectively as the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as the arranger and United States administrative agent for the Lenders (“U.S. Agent”) and WELLS FARGO FOOTHILL CANADA ULC, an Alberta unlimited company, as arranger and Canadian administrative agent for the Lenders (“Canadian Agent”, together with U.S. Agent, the “Agents”), and in light of the following:

W I T N E S S E T H

WHEREAS, the Borrowers, Lenders, and Agents are parties to that certain Senior Revolving Credit Agreement, dated as of November 18, 2008 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrowers have requested that Agents and the Lenders consent to (i) the transfer in an aggregate amount not to exceed $600,000 by the Loan Parties (through any direct or indirect, wholly-owned Subsidiary of Connors) to Connors, either in the form of a distribution or a repayment by the Loan Parties of all or a portion of the principal of any intercompany obligation between or among any direct or indirect, wholly-owned Subsidiary of Connors, which aggregate amount shall be used by Connors on the Senior Secured Note Closing Date to acquire from U.S. Borrower that certain Promissory Note, dated as of November 16, 2009, issued by AFT Holdings, Inc., a Louisiana corporation, in favor of U.S. Borrower in the original principal amount of $600,000 (the “Designated Transfer”) for an aggregate purchase price of $600,000, (ii) the prepayment in full of the Subordinated Indebtedness out of the Net Cash Proceeds of the Designated Senior Note Indebtedness (the “Designated Subordinated Indebtedness Prepayment”), (iii) the prepayment of the portion of the Senior Term Loan Indebtedness held by Regiment Capital Special Situations Fund IV, L.P. (the “Designated Term Loan Prepayment”), (iv) the transfer in an aggregate amount not to exceed $1,800,000 by the Loan Parties (through any direct or indirect, wholly-owned Subsidiary of Connors) to Connors, either in the form of a distribution or a repayment by the Loan Parties of all or a portion of the principal of any intercompany obligation between or among any direct or indirect, wholly-owned Subsidiary of Connors, which aggregate amount shall be used by Connors to purchase the Stock of BB Co-Invest L.P. held by each of Plainfield Avalon Inc. and Kayne Anderson Mezzanine Partners (QP), L.P. (the “Stock Purchase Transaction”), and (v) the payment of a financial advisory fee or structuring fee to the Equity Sponsor or its Affiliates in an aggregate amount not to exceed 1% of the face amount of the Senior Secured Notes (the “Advisory Fee Transaction”; and together with the Designated Transfer, the Designated Subordinated Indebtedness Prepayment, the Designated Term Loan Prepayment and the Stock Purchase Transaction, the “Designated Transactions”);

WHEREAS, Borrowers have requested that Agents and the Lenders waive compliance with the covenant set forth in Section 5.18(a) of the Credit Agreement;

WHEREAS, Borrowers have requested that Agents and Lenders make certain amendments to the Credit Agreement; and

WHEREAS, upon the terms and conditions set forth herein, the parties hereby agree to amend the Credit Agreement as follows.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2. Amendments to Credit Agreement.

(a) Schedule 1.1 to the Credit Agreement is hereby amended by adding, or amending and restating, as applicable, the following defined terms in alphabetical order therein:

“Available Basket” means an amount that (a) as of the Senior Secured Note Closing Date is equal to $15,000,000, (b) as of the first anniversary of the Senior Secured Note Closing Date is increased by $10,000,000, (c) annually after the first anniversary of the Senior Secured Note Closing Date, upon the delivery to Agent of the audited financial statements with respect to the Loan Parties that are required pursuant to Section 5.1 of the Agreement, is increased by an amount equal to 50% of the Loan Parties’ consolidated net income for the immediately preceding fiscal year, and (d) at each time when any distributions are made pursuant to Section 6.9(j) of the Agreement, is reduced to the extent of each such distribution concurrently with the making thereof.

“BBCC” means Bumble Bee Capital Corp., a Delaware corporation.

“Capital Expenditures” means, with respect to any Person for any period, the aggregate of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, except to the extent that such expenditures are (i) financed with the proceeds of Purchase Money Indebtedness, or (ii) paid in respect of fees, premiums, charges or expenses that are capitalized in connection with (a) the Designated Subordinated Indebtedness Prepayment, (b) the Stock Purchase Transaction, (c) the transactions contemplated by the Senior Secured Note Documents, (d) the Third Amendment, (e) the First Amendment to Term Loan Credit Agreement, or (f) the Designated Term Loan Prepayment.

“CLDH” means Clover Leaf Dutch Holdings, LLC, a Delaware limited liability company.

“Clover Leaf Seafood” means Clover Leaf Seafood B.V., a private company with limited liability, incorporated under the laws of the Netherlands.

“Clover Leaf Seafood 2” means Clover Leaf Seafood 2 B.V., a private company with limited liability, incorporated under the laws of the Netherlands.

“Connors Holdco” means Connors Bros. Holdings, L.P., a Delaware limited partnership.

“Designated Excess Proceeds” means Excess Proceeds (as defined in the Senior Secured Note Indenture) of any Asset Sale (as defined in the Senior Secured Note Indenture) or any Event of Loss (as defined in the Senior Secured Note Indenture).

“Designated Subordinated Indebtedness Prepayment” shall mean the prepayment in full of the Subordinated Indebtedness.

“Designated Term Loan Prepayment” shall mean the prepayment of the Senior Term Loan Indebtedness on a non-pro rata basis by prepaying only that portion of the Senior Term Loan Indebtedness held by Regiment Capital Special Situations Fund IV, L.P.

“Disqualified Person” means, with respect to any assignment, delegation or participation or any proposed assignment, delegation or participation, (a) so long as no Event of Default has occurred and is continuing, any Person that the transferring Lender knows (at the time of such assignment, delegation or participation or proposed assignment, delegation or participation) is a Specified Lender, and (b) so long as no Event of Default under Section 8.1, 8.2(a)(i) (solely to the extent arising from failure to deliver any financial statement pursuant to Section 5.1 within twice the number of days after each month, fiscal quarter or fiscal year, as the case may be, as specified in Schedule 5.1), 8.4 or 8.5 of the Agreement has occurred and is continuing, any Person that the transferring Lender knows (at the time of such assignment, delegation or participation or proposed assignment, delegation or participation) is a Competitor of any Loan Party (if such transferring Lender obtains a representation by the Assignee or proposed Assignee that such Assignee or proposed Assignee is not a Competitor of any Loan Party, then such Lender shall be entitled to rely on such representation in determining whether such Assignee or proposed Assignee is a Competitor).

“Dutch Holdco” means Clover Leaf Seafood Coöperatief U.A., a cooperative association incorporated under the laws of the Netherlands.

“Dutch Security Documents” means such guaranty agreements, pledge agreements and other security documents as U.S. Agent shall reasonably require, which in each case are governed by the laws of the Netherlands and which are otherwise in form and substance reasonably satisfactory to U.S. Agent.

“EBITDA” means, with respect to any fiscal period, the Company’s combined net earnings (or loss), minus, to the extent increasing net earnings for such fiscal period and without duplication, extraordinary gains and interest income, plus, to the extent reducing net earnings for such fiscal period and without duplication, Non-Cash Charges, interest expense, federal, state, local, and foreign income tax expense, payments made in respect of fees, premiums, charges or expenses in connection with (i) the Designated Subordinated Indebtedness Prepayment, (ii) the Stock Purchase Transaction, (iii) the transactions contemplated by the Senior Secured Note Documents, (iv) the Third Amendment, (v) the First Amendment to Term Loan Credit Agreement, or (vi) the Designated Term Loan Prepayment, and, without duplication, distributions made pursuant to Section 6.9(a), (c), (d), (f), and (g) of the Agreement, and depreciation and amortization for such period, in each case, determined on a consolidated basis in accordance with GAAP.

“First Amendment to Term Loan Credit Agreement” means that certain Consent and Amendment Number One to Senior Term Loan Credit Agreement dated as of December 3, 2009 by and among the Borrowers, Senior Term Loan Agent and the Senior Term Loan Lenders.

“Fixed Charges” means, with respect to any fiscal period and with respect to the Company determined on a combined basis in accordance with GAAP, the sum, without duplication, of (a) cash Interest Expense paid during such period, (b) principal payments in respect of Indebtedness that are required to be paid during such period (and, except as otherwise set forth in the Agreement, shall not include any optional prepayment or mandatory prepayments made under the Agreement, the Senior Term Loan Credit Agreement, the Senior Secured Note Documents), (c) all federal, state, foreign and local income taxes paid in cash during such period, and (d) without duplication, distributions permitted by Section 6.9(a), (c), (d), (f), and (g), made during such period.

“Guarantors” means (a) Stinson, (b) BB Holdings, (c) U.S. Borrower, (d) each Subsidiary of U.S. Borrower, (e) Canadian Holdco, (f) Canadian Borrower, (g) each Subsidiary of Canadian Borrower, (h) Connors Holdco, (i) CLDH, (j) Dutch Holdco, (k) Clover Leaf Seafood, (l) Clover Leaf Seafood 2, and (m) each other Person that becomes a guarantor after the Closing Date pursuant to Section 5.11 of the Agreement, and “Guarantor” means any one of them.

“Indebtedness” means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, (c) all obligations as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of a Person or its Subsidiaries, irrespective of whether such obligation or liability is assumed, (e) all obligations to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business but including any earn-out obligation upon such obligation becoming a liability on the balance sheet of such Person in accordance with GAAP), (f) all obligations owing under Hedge Agreements (which amount shall be calculated based on the amount that would be payable by such Person if the Hedge Agreement were terminated on the date of determination), (g) Prohibited Preferred Stock issued by any Loan Party to a Person that is not a Loan Party, and (h) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (g) above. For purposes of this definition, (i) the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness, and (ii) the amount of any Indebtedness described in clause (d) above shall be the lower of the amount of the obligation and the fair market value of the assets securing such obligation; provided that Indebtedness shall not include customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under the Agreement.

“Intercompany Note Subordination Agreement” means an amended and restated subordination agreement executed and delivered by each maker and each holder with respect to any of the BBF Note, the Subordinated Canadian Holdco Note, the Subordinated CBCL Note, and the Subordinated Dutch Holdco Note.

“Material Contract” means, with respect to any Person, (a) each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $5,000,000 or more (other than (x) purchase orders in the ordinary course of the business of such Person or such Subsidiary, (y) contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days notice without penalty or premium and (z) leases of real property), (b) the Management Agreement and (c) the Acquisition Agreement.

“Parallel Debt” has the meaning specified therefor in Section 15.18(a) of the Agreement.

“Permitted Business” means any business similar in nature to any business conducted by any Loan Party on the Senior Secured Note Closing Date and any business reasonably ancillary, incidental, complementary or related to, or a reasonable extension, development or expansion of, the business conducted by any Loan Party on the Senior Secured Note Closing Date, in each case, as determined in good faith by Connors Holdco.

“Permitted Intercompany Advances” means loans made by (a) a Borrower to its U.S./Canadian Subsidiaries that are Loan Parties, (b) a U.S./Canadian Subsidiary of a Borrower that is a Loan Party to another U.S./Canadian Subsidiary of such Borrower that is also a Loan Party, (c) a non-Loan Party to another non-Loan Party, (d) U.S. Borrower to Canadian Borrower so long as (at the time when made) no Event of Default has occurred and is continuing or would result therefrom, and (e) Canadian Borrower to U.S. Borrower so long as (at the time when made) no Event of Default has occurred and is continuing or would result therefrom.

“Permitted Usage of Designated Excess Proceeds” means the use of Designated Excess Proceeds relating to an Asset Sale (as defined in the Senior Secured Note Indenture) or an Event of Loss (as defined in the Senior Secured Note Indenture) within 360 days of receipt of such Designated Excess Proceeds to do any of the following or any combination of the following: (a) to acquire all or substantially all of the assets of, or any Stock of, another Permitted Business, if, after giving effect to any such acquisition of Stock, the Permitted Business is or becomes a Loan Party, (b) to make a capital expenditure in or that is used or useful in a Permitted Business or to make expenditures for maintenance, repair or improvement of existing properties and assets in accordance with the provisions of the Senior Secured Note Indenture, or (c) to acquire other assets (other than inventory) that are used or useful in a Permitted Business; provided, that a binding commitment shall be treated as a permitted application of Designated Excess Proceeds from the date of such commitment so long as the applicable Loan Party enters into such commitment with the good faith expectation that such Designated Excess Proceeds will be applied to satisfy such commitment within 180 days of the end of such 360-day period and, in the event such Designated Excess Proceeds are applied within such 180-day period, or such commitment is cancelled or terminated for any reason before the Designated Excess Proceeds are applied in connection therewith, then such Designated Excess Proceeds shall constitute Excess Proceeds (as defined in the Senior Secured Note Indenture).

“Principal Obligations” means, with respect to the Dutch Security Documents, all present and future Obligations (whether actual or contingent and whether owed jointly or severally) of the Loan Parties to the Loan Group (or any of them) under each or any of the Loan Documents.

“Senior Secured Note” means the Senior Secured Notes due in December 2015 issued pursuant to the Senior Secured Note Indenture.

“Senior Secured Note Closing Date” means the closing date of the initial issuance of the Senior Secured Notes.

“Senior Secured Note Documents” means the Senior Secured Note Indenture and the agreements, documents and instruments executed in connection therewith, including without limitation, the Senior Secured Notes.

“Senior Secured Note Indebtedness” means the Indebtedness incurred by the Borrowers and BBCC and guarantied by the other Loan Parties under the Senior Secured Note Documents in an aggregate principal amount not to exceed the lesser of (a) the aggregate principal amount of the Senior Secured Notes funded on the Senior Secured Note Closing Date, and (b) $225,000,000 (such lesser amount, the “Senior Secured Note Principal Cap”).

“Senior Secured Note Indenture” means the Indenture, dated December 2009, governing the Senior Secured Notes, by and among U.S. Borrower, BBCC, and Canadian Borrower, as Issuers, and Trustee, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, and as permitted by the Agreement.

“Senior Secured Note Intercreditor Agreement” means an Intercreditor Agreement, by and among the U.S. Agent, the Senior Term Loan Agent, and the Trustee.

“Specified Lender” means any Person that is primarily engaged in investing in (a) Indebtedness of companies that are either in default, under bankruptcy protection or in distressed financial condition or (b) high-yield bonds that are in default or equities that are in bankruptcy.

“Stock Purchase Transaction” means the transfer in an aggregate amount not to exceed $1,800,000 by the Loan Parties (through any direct or indirect, wholly-owned Subsidiary of Connors) to Connors, either in the form of a distribution or a repayment by the Loan Parties of all or a portion of the principal of any intercompany obligation between or among any direct or indirect, wholly-owned Subsidiary of Connors, which aggregate amount shall be used by Connors to purchase the Stock of BB Co-Invest L.P. held by each of Plainfield Avalon Inc. and Kayne Anderson Mezzanine Partners (QP), L.P.

“Subordinated Dutch Holdco Note” means that certain promissory note to be issued on the Closing Date by Dutch Holdco, as maker, to CLDH, as payee, for C$109,697,325, which shall provide for all interest and principal to be payable on a maturity date that is the ninth anniversary of the Closing Date, and which shall be subordinated in all respects to any payments due under any Loan Document.

“Third Amendment” means that certain Consent and Third Amendment to Senior Revolving Credit Agreement dated as of December 3, 2009 by and among the Borrowers, and the Lender Group.

“Trustee” means Deutsche Bank Trust Company Americas, in the capacity as the “Trustee” (as such term is defined in the Senior Secured Note Indenture) and any other Person acting in a similar capacity under any amendment, restatement, supplement, replacement or refinancing thereof.

“U.S./Canadian Subsidiary” means a Subsidiary that is organized under the laws of a state within the United States or a province within Canada.

(b) Schedule 1.1 to the Credit Agreement is hereby amended by deleting the following defined terms in their entirety: (i) Funds Flow Agreement, (ii) Senior Subordinated Note, (iii) Subordinated Agent, (iv) Subordinated Indebtedness, (v) Subordinated Lenders, (vi) Subordinated Loan Documents, (vii) Subordinated Note Agreement, and (viii) Subordination Agreement.

(c) The definition of “Change of Control” appearing in Schedule 1.1 to the Credit Agreement is hereby amended by (i) deleting the text “or” immediately preceding clause (e), (ii) deleting the text “;” immediately following clause (e) and replacing such text with “, or”, and (iii) adding the following new clause (f) immediately following clause (e):

“(f) Connors Holdco ceases to own, directly or indirectly, 100% of the Stock of (i) U.S. Borrower, (ii) Canadian Borrower, and (iii) BBCC;”.

(d) The definition of “Loan Documents” appearing in Schedule 1.1 to the Credit Agreement is hereby amended by (i) deleting the reference to “the Subordination Agreement” appearing therein, (ii) replacing such reference with “the Senior Secured Note Intercreditor Agreement”, and (iii) adding the reference to “the Cayman Security Documents, the Dutch Security Documents” immediately following the reference to “the Syndication Letter,”.

(e) The definition of “Permitted Acquisitions” appearing in Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating clauses (c), (k) and (l) of such definition as follows:

“(c) Borrowers have provided the Agents with written confirmation, supported by reasonably detailed calculations, that on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to such proposed Acquisition, are factually supportable, and are expected to have a continuing impact, in each case, determined as if the combination had been accomplished at the beginning of the relevant period; such eliminations and inclusions to be mutually and reasonably agreed upon by the Loan Parties and each Agent) created by adding the historical combined financial statements of the Loan Parties (including the combined financial statements of any other Person or assets that were the subject of a prior Permitted Acquisition during the relevant period) to the historical consolidated financial statements of the Person to be acquired (or the historical financial statements related to the assets to be acquired) pursuant to the proposed Acquisition, Loan Parties and their respective Subsidiaries (i) would have been in compliance with the financial covenant in Section 7 of the Agreement for the four (4) fiscal quarter period ended immediately prior to the proposed date of consummation of such proposed Acquisition (determined as if the Excess Availability Test had not been satisfied), and (ii) are projected to be in compliance with the financial covenant in Section 7 for the four (4) fiscal quarter period ended one year after the proposed date of consummation of such proposed Acquisition (determined as if the Excess Availability Test had not been satisfied).

(k) the purchase consideration payable in respect of all Permitted Acquisitions (including such Acquisition and including earn-out obligations and other deferred payment obligations) shall not exceed $35,000,000 in the aggregate; provided, however, that no more than $10,000,000 of the purchase consideration payable in respect of any single Acquisition or series of related Acquisitions shall consist of Cash Consideration, and

(l) such Acquisition is permitted under the Senior Secured Note Indenture, so long as such agreement, or any successor thereto, is still in force and effect.”

(f) The definition of “Permitted Indebtedness” appearing in Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating clauses (g) and (m) of such definition as follows:

“(g) Senior Secured Note Indebtedness and any Refinancing Indebtedness in respect thereof,

(m) Permitted Intercompany Advances and the Indebtedness evidenced by (i) the BBF Note, (ii) the Subordinated CBCL Note, (iii) the Subordinated Canadian Holdco Note, and (iv) the Subordinated Dutch Holdco Note, so long as such Indebtedness is subject to the terms of the Intercompany Subordination Agreement or Intercompany Note Subordination Agreement, as applicable,”.

(g) The definition of “Permitted Investments” appearing in Schedule 1.1 to the Credit Agreement is hereby amended by (i) amending and restating clause (s) of such definition as follows and (ii) adding new clauses (t) and (u) as follows:

“(s) Investments in another Person in an aggregate amount after the Closing Date not to exceed $5,000,000 so long as (i) no Event of Default has occurred and is continuing or would result therefrom, and (ii) Excess Availability is at least $25,000,000 immediately after giving effect to such Investment,

(t) the Guaranty, dated as of November 16, 2009, issued by J. Douglas Hines, in favor of U.S. Borrower, as amended, amended and restated, supplemented or modified from time to time, and

(u) the Second Lien Pledge and Security Agreement, dated as of November 16, 2009, by and between J. Douglas Hines and U.S. Borrower, as amended, amended and restated, supplemented or modified from time to time, and all rights and remedies that U.S. Borrower has with respect to the collateral thereunder (including the right to own, sell and/or hold collateral covered thereby).”

(h) The definition of “Permitted Liens” appearing in Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating clause (c) of such definition as follows:

“(c) Liens in and to the Collateral held by Trustee to secure the Senior Secured Note Indebtedness or any permitted Refinancing Indebtedness in respect of the Senior Secured Note Indebtedness, so long as such Indebtedness is the subject of the Senior Secured Note Intercreditor Agreement or any other intercreditor agreement, taken as a whole, that is not in a manner materially adverse to the interests of the Lender Group and is satisfactory to U.S. Agent,”.

(i) The definition of “Refinancing Indebtedness” appearing in Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating clauses (b) and (c) of such definition as follows:

“(b) such refinancings, renewals, modifications, replacements, refundings or extensions do not result in an increase (except as a result of the imposition of the default rate of interest currently in effect) (i) in excess of 200 basis points in the interest rate with respect to the Indebtedness (other than the Senior Secured Note Indebtedness) so refinanced, renewed, or extended and (ii) in the annual percentage interest rate to a rate greater than 11.50 percent per annum with respect to the Senior Secured Note Indebtedness so refinanced, renewed, or extended,

(c) such refinancings, renewals, modifications, replacements, refundings or extensions do not result in (a) a maturity date that is earlier than the maturity date of the Indebtedness so refinanced, renewed, or extended, or (b) a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are materially more burdensome or restrictive to either Borrower,”.

(j) The definition of “Refinancing Indebtedness” appearing in Schedule 1.1 to the Credit Agreement is hereby amended by (i) deleting the text “and” immediately following clause (d), (ii) deleting the text “.” immediately following clause (e) and replacing such text with “, and”; and (iii) adding the following new clause (f) immediately following clause (e):

“(f) such refinancings, renewals, modifications, replacements, refundings or extensions in respect of the Senior Secured Note Indebtedness does not (in addition to any other restriction set forth in any other clause in this definition) (A) to the extent such refinanced, renewed, modified, replaced, refunded or extended debt is secured, contravene the provisions of the Senior Secured Note Intercreditor Agreement; (B) increase the outstanding principal balance of the Senior Secured Note Indebtedness to an amount that would exceed the Senior Secured Note Principal Cap, plus an amount equal to the unpaid accrued interest and premium thereon plus all other reasonable amounts paid and fees and expenses incurred in connection with such refinancing, renewal, modification, replacement, refund or extension; (C) require interest to be paid more frequently than semi-annually; (D) change any covenant in a manner adverse to the Loan Parties or the Lender Group thereunder (it being understood that any waiver of any default or event of default under the Senior Secured Note Indenture arising from the failure to comply with any covenant, in and of itself, shall not be deemed to be adverse to the Loan Parties or the Lender Group) or add any covenant; (E) change any default or event of default under any Senior Secured Note Loan Document in a manner adverse to the Loan Parties or the Lender Group (it being understood that any waiver of any such default or event of default in and of itself, shall not be deemed to be adverse to the Loan Parties or the Lender Group) or add any event of default; (F) change the redemption, mandatory prepayment, or defeasance provisions thereof; or (G) increase the non-monetary obligations of Grantors thereunder to the Trustee or the holders of the Senior Secured Notes that would be adverse to the Loan Parties or the Lender Group.”

(k) The definition of “Transactions” appearing in Schedule 1.1 to the Credit Agreement is hereby amended by (i) deleting the phrase “and the Subordinated Note Agreement” appearing therein and (ii) replacing such phrase with “and the Senior Secured Note Indenture”.

(l) Section 2.4(e)(i) of the Credit Agreement is hereby amended by (i) deleting the amount “$10,000,000” appearing in clause (2) of the proviso and (ii) replacing such amount with “$15,000,000”.

(m) Section 2.4(e) of the Credit Agreement is hereby amended by (i) deleting the “and” appearing at the end of clause (i) and adding an “and” at the end of clause (ii), (ii) deleting the phrase “the Net Cash Proceeds of any” appearing at the end of the introductory clause of such section, (iii) adding the phrase “the Net Cash Proceeds of any” at the beginning of each of clauses (i) and (ii), and (iv) adding the following new clause (iii) immediately following clause (ii):

“(iii) Designated Excess Proceeds, (A) U.S. Borrower shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f)(i) in an amount equal to 100% of such Designated Excess Proceeds (including condemnation awards and payments in lieu thereof) received by any U.S. Loan Party or any of its Subsidiaries in connection with such sales or dispositions and (B) Canadian Borrower shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f)(ii) in an amount equal to 100% of such Designated Excess Proceeds (including condemnation awards and payments in lieu thereof) received by any Canadian Loan Party or any of its Subsidiaries in connection with such sales or dispositions; provided, however, that, U.S. Borrower or Canadian Borrower, as applicable, shall not be required prepay the outstanding principal amount of the Obligations pursuant to this Section 2.4(e)(iii) to the extent that (I) such Designated Excess Proceeds are used to repay the outstanding principal balance of the Senior Term Loan Indebtedness, (II) such Designated Excess Proceeds are applied or invested in accordance with a Permitted Usage of Designated Excess Proceeds, or (III) Borrowers would be permitted to use such Designated Excess Proceeds to make an optional prepayment in respect of the Senior Secured Note Indebtedness pursuant to Section 6.7(a)(i)(G) in an amount equal to such Designated Excess Proceeds;”

(n) Section 2.4(f)(i) of the Credit Agreement is hereby amended by (i) deleting the phrase “Section 2.4(e)(i)(A) and Section 2.4(e)(ii)(A)” and (ii) replacing such phrase with “Section 2.4(e)(i)(A), Section 2.4(e)(ii)(A), and Section 2.4(e)(iii)(A)”.

(o) Section 2.4(f)(ii) of the Credit Agreement is hereby amended by (i) deleting the phrase “Section 2.4(e)(i)(B) and Section 2.4(e)(ii)(B)” and (ii) replacing such phrase with “Section 2.4(e)(i)(B), Section 2.4(e)(ii)(B), and Section 2.4(e)(iii)(B)”.

(p) Section 4.12 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“4.12 Environmental Condition. Except as set forth on Schedule 4.12, (a) to each Borrower’s knowledge, no Loan Party’s or its Subsidiaries’ properties or assets has ever been used by a Loan Party, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in violation of any applicable Environmental Law, except to the extent that any such violation could not reasonably be expected to result in the incurrence by any Loan Party of any material liability, (b) to each Borrower’s knowledge, no Loan Party’s or its Subsidiaries’ properties or assets has ever been designated or identified by a Governmental Authority in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) no Loan Party nor any of its Subsidiaries has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by a Loan Party or its Subsidiaries, and (d) no Loan Party nor any of its Subsidiaries nor any of their respective facilities or operations is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

(q) Section 4.24 of the Credit Agreement is hereby amended by (i) deleting the reference to “Subordinated Loan Documents” appearing in clauses (a), (b), (c) and (d) of such section and replacing each such reference with “Senior Secured Note Documents”, (ii) deleting clause (e) in its entirety, and (iii) adding the following new clauses (e), (f), (g), (h), (i), and (j) immediately following clause (d):

“(e) Connors Holdco is a holding company and does not have any material liabilities (other than liabilities arising under the Loan Documents, the Senior Term Loan Documents, or the Senior Secured Note Documents), own any material assets (other than the Stock of CLDH, Dutch Holdco, and Stinson) or engage in any operations or business (other than the ownership of CLDH, Dutch Holdco, and Stinson and their respective Subsidiaries and activities reasonably related thereto, including, but not limited to, administrative activities).

(f) BBCC does not have any material liabilities (other than liabilities arising under the Loan Documents, the Senior Term Loan Documents, or the Senior Secured Note Documents), own any material assets or engage in any operations or business (other than administrative activities).

(g) CLDH is a holding company and does not have any material liabilities (other than liabilities arising under the Loan Documents, the Senior Term Loan Documents, or the Senior Secured Note Documents), own any material assets (other than the Stock of Dutch Holdco and the Subordinated Dutch Holdco Note and any payments in connection with the Subordinated Dutch Holdco Note) or engage in any operations or business (other than the ownership of Dutch Holdco and its Subsidiaries, ownership of the Subordinated Dutch Holdco Note and activities reasonably related thereto, including, but not limited to, administrative activities).

(h) Dutch Holdco is a holding company and does not have any material liabilities (other than liabilities arising under the Loan Documents, the Senior Term Loan Documents, the Senior Secured Note Documents or the Subordinated Dutch Holdco Note), own any material assets (other than the Stock of the Clover Leaf Seafood 2 and Clover Leaf Seafood) or engage in any operations or business (other than the ownership of Clover Leaf Seafood 2 and Clover Leaf Seafood and their respective Subsidiaries and activities reasonably related thereto, including, but not limited to, administrative activities).

(i) Clover Leaf Seafood 2 does not have any material liabilities (other than liabilities arising under the Loan Documents, the Senior Term Loan Documents, or the Senior Secured Note Documents), own any material assets (other than the Subordinated Canadian Holdco Note and any payments in connection with the Subordinated Canadian Holdco Note) or engage in any operations or business (other than the ownership of the Subordinated Canadian Holdco Note and activities reasonably related thereto, including, but not limited to, administrative activities).

(j) Clover Leaf Seafood is a holding company and does not have any material liabilities (other than liabilities arising under the Loan Documents, the Senior Term Loan Documents, or the Senior Secured Note Documents), own any material assets (other than the Stock of Canadian Holdco and Sea Value Limited) or engage in any operations or business (other than the ownership of Canadian Holdco and Sea Value Limited and their respective Subsidiaries and activities reasonably related thereto, including, but not limited to, administrative activities).”

(r) Section 4.26 of the Credit Agreement is hereby amended by amending and restating clause (b) in its entirety as follows:

“(b) Borrowers have delivered to U.S. Agent a complete and correct copy of the Senior Secured Note Documents and the Subordinated Canadian Holdco Note, including all schedules and exhibits thereto. The execution, delivery and performance of each of the Senior Secured Note Documents and the Subordinated Canadian Holdco Note have been duly authorized by all necessary action on the part of the Loan Parties that are parties thereto. Each Senior Secured Note Document and the Subordinated Canadian Holdco Note are the legal, valid and binding obligation of the Loan Parties that are parties thereto, enforceable against such Loan Party in accordance with its terms, in each case, except (i) as may be limited by general principles of equity and applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors’ rights generally and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought. As of the Senior Secured Note Closing Date, no Loan Party is in default in the performance or compliance with any provisions thereof. As of the Senior Secured Note Closing Date, all representations and warranties made by a Loan Party in the Senior Secured Note Documents and the Subordinated Canadian Holdco Note and in the certificates delivered in connection therewith are true and correct in all material respects (except to the extent that such representations and warranties relate solely to an earlier date).”

(s) Section 4.33 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“4.33 Senior Debt, Etc. To the extent that any of the Senior Secured Notes are outstanding and the Senior Secured Notes are secured, the intercreditor provisions of the Senior Secured Note Intercreditor Agreement are and will be enforceable against the holders of the Senior Secured Note Indebtedness to which the Senior Secured Note Intercreditor Agreement relates. Subject to the terms of the Senior Secured Note Intercreditor Agreement, any Lien with respect to the Collateral securing any Obligations now or hereafter held by or on behalf of, or created for the benefit of, U.S. Agent or any Lender or any agent or trustee therefore shall be senior in all respects and prior to any Lien with respect to the Collateral securing any Senior Secured Note Indebtedness. Borrowers acknowledge that Agents and Lenders are extending their Commitments, in reliance upon the intercreditor provisions of the Senior Secured Note Intercreditor Agreement and this Section 4.33.”

(t) Section 5.7 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“5.7 Inspection. Permit each Agent and each of its duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as such Agent may designate during normal business hours and, so long as no Event of Default is continuing, with reasonable prior notice to the applicable Borrower; provided, however, that, so long as no Event of Default shall have occurred and be continuing, the Loan Parties collectively shall not be obligated to reimburse the Agents and the Senior Term Loan Agent collectively for more than 2 audits and 1 appraisal during any fiscal year.”

(u) Section 5.11 of the Credit Agreement is hereby amended by adding the following sentence at the end of such section:

“In addition to the foregoing requirements, promptly upon request by U.S. Agent, and in any event within the time periods set forth above, the Loan Parties shall use their commercially reasonable efforts to take such other actions, including the granting of Liens on such assets or additional Collateral described above to the Trustee, that are reasonably requested by U.S. Agent to permit U.S. Agent to obtain a Lien on such assets or additional Collateral described pursuant to the Senior Secured Note Intercreditor Agreement.”

(v) Section 5.12 of the Credit Agreement is hereby amended by adding the following sentence at the end of such section:

“In addition to the foregoing requirements, promptly upon request by U.S. Agent, the Loan Parties shall use their commercially reasonable efforts to take such other actions, including the granting of Liens on such assets or additional Collateral described above to the Trustee, that are reasonably requested by U.S. Agent to permit U.S. Agent to obtain a Lien on such assets or additional Collateral pursuant to the Senior Secured Note Intercreditor Agreement.”

(w) Section 6.3(a) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“(a) In any transaction or series of transactions, enter into any merger, amalgamation, consolidation, reorganization, or recapitalization, or reclassify its Stock, except for (i) any merger, amalgamation, consolidation, reorganization or recapitalization among any Loan Parties, provided that a Borrower must be the surviving entity of any such merger or amalgamation to which it is a party and no merger may occur among any of Canadian Holdco, Stinson, BB Holdings and any Borrower, (ii) any merger between Loan Parties and Subsidiaries of any Loan Party that are not Loan Parties so long as such Loan Party is the surviving entity of any such merger, and (iii) any merger between Subsidiaries of any Loan Party that are not Loan Parties,”.

(x) Section 6.7(a) of the Credit Agreement is hereby amended by (i) deleting the parenthetical appearing in clause (i)(E) of such section and the proviso appearing in clause (ii) of such section; (ii) deleting the text “and” immediately following clause (i)(E); and (iii) adding the following new clauses (G) and (H) immediately following clause (F) of Section 6.7(a)(i):

“(G) prepayments in respect of the Senior Secured Note Indebtedness so long as (i) no Event of Default shall have occurred and be continuing or would result therefrom, (ii) (Y) with respect to prepayments of the Senior Secured Note Indebtedness that are proposed to be made before the first anniversary of the Senior Secured Note Closing Date, the outstanding principal balance of the Senior Term Loan Indebtedness does not exceed $21,375,000, or (Z) with respect to prepayments of the Senior Secured Note Indebtedness that are made on or after the first anniversary of the Senior Secured Note Closing Date, the outstanding principal balance of the Senior Term Loan Indebtedness has been paid in full (other than unasserted contingent indemnification obligations), (iii) Borrowers have at least $35,000,000 of Excess Availability after giving effect thereto, and (iv) immediately preceding such proposed payment, the Company has a Fixed Charge Coverage Ratio of at least 1.0:1.0 for the 12 month period ended as of the last day of the month immediately preceding such proposed payment, and (H) payments of principal in respect of any loans by a Loan Party to another Loan Party that are evidence by a note to the extent that such payments would be permitted to be made as a distribution pursuant to

Section 6.9(b), (c), (e), and (i) (provided that any such payments made pursuant to this clause (H) shall be deemed to constitute distributions pursuant to the applicable provision of Section 6.9 for all purposes under this Agreement)”.

(y) Section 6.7(b)(i)(E) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(E) Senior Secured Note Documents; provided that the terms and provisions of the Senior Secured Note Documents shall not be directly or indirectly, amended, modified, or changed to the extent that any such amendment, modification or change would: (s) contravene the provisions of the Senior Secured Note Intercreditor Agreement; (t) increase the outstanding principal amount of the Senior Secured Note Indebtedness to an amount that would exceed the Senior Secured Note Principal Cap; (u) result in an increase in the annual percentage interest rate to a rate greater than 11.50 percent per annum (except as a result of the imposition of the default rate of interest currently in effect); (v) require interest to be paid more frequently than semi-annually; (w) change any covenant in a manner adverse to the Loan Parties or the Lender Group thereunder (it being understood that any waiver of any default or event of default under the Senior Secured Note Indenture arising from the failure to comply with any covenant, in and of itself, shall not be deemed to be adverse to the Loan Parties or the Lender Group) or add any covenant; (x) change any default or event of default under any Senior Secured Note Loan Document in a manner adverse to the Loan Parties or the Lender Group (it being understood that any waiver of any such default or event of default in and of itself, shall not be deemed to be adverse to the Loan Parties or the Lender Group) or add any event of default; (y) change the redemption, mandatory prepayment, or defeasance provisions thereof; or (z) increase the non-monetary obligations of Grantors thereunder to the Trustee or the holders of the Senior Secured Notes that would be adverse to the Loan Parties or the Lender Group,”.

(z) Section 6.9 of the Credit Agreement is hereby amended by (i) deleting the text “and” immediately following clause (h); (ii) deleting the text “.” immediately following clause (i) and replacing it with “; and” and by adding “Connors Holdco, BBCC, CLDH, Dutch Holdco, Clover Leaf Seafood, Clover Leaf Seafood 2,” immediately prior to each instance where the name “Connors” is used in clause (i); and (iii) adding the following new clause (j) immediately following clause (i):

“(j) so long as (i) no Event of Default shall have occurred and be continuing or would result therefrom (ii) the Senior Term Loan Indebtedness has been paid in full (other than unasserted contingent indemnification obligations), (iii) Borrowers have at least $35,000,000 of Excess Availability after giving effect to any distribution pursuant to this clause (j), and (iv) the Company has a Fixed Charge Coverage Ratio of 1.0:1.0 for the 12 month period ended as of the last day of the month immediately preceding such proposed distribution, the Loan Parties may make distributions to their shareholders to the extent that the amount of such proposed distribution does not exceed the then extant amount of the Available Basket.”

(aa) Section 6.12 of the Credit Agreement is hereby amended by (i) deleting the phrase “enter into” and (ii) replacing such phrase with the following phrase:

“enter into, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction or series of related transactions, contract, agreement, loan, advance or guarantee with, or for the benefit of, any Affiliate of any Loan Party,”.

(bb) Section 6.14 of the Credit Agreement is hereby amended by (i) deleting the reference to “Subordinated Loan Documents” appearing in clauses (a), (b), (c), and (d) of such section and replacing such reference with “Senior Secured Note Loan Documents”, and (ii) adding the following new clauses (f), (g), (h), (i), (j) and (k) immediately following clause (e):

“(f) Permit Connors Holdco to have any material liabilities (other than taxes and liabilities arising under the Loan Documents, the Senior Term Loan Documents, or the Senior Secured Note Documents), own any material assets (other than the Stock of CLDH, Dutch Holdco, and Stinson) or engage in any operations or business (other than the ownership of CLDH, Dutch Holdco, and Stinson and their respective Subsidiaries and activities reasonably related thereto, including, but not limited to, administrative activities).

(g) Permit BBCC to have any material liabilities (other than taxes and liabilities arising under the Loan Documents, the Senior Term Loan Documents, or the Senior Secured Note Documents), own any material assets or engage in any operations or business (other than administrative activities).

(h) Permit CLDH to have any material liabilities (other than taxes and liabilities arising under the Loan Documents, the Senior Term Loan Documents, or the Senior Secured Note Documents), own any material assets (other than the Stock of Dutch Holdco and the Subordinated Dutch Holdco Note and payments received with respect to the Subordinated Dutch Holdco Note) or engage in any operations or business (other than the ownership of Dutch Holdco and its Subsidiaries, ownership of the Subordinated Dutch Holdco Note and activities reasonably related thereto, including, but not limited to, administrative activities).

(i) Permit Dutch Holdco to have any material liabilities (other than taxes and liabilities arising under the Loan Documents, the Senior Term Loan Documents, the Senior Secured Note Documents or the Subordinated Dutch Holdco Note), own any material assets (other than the Stock of the Clover Leaf Seafood 2 and Clover Leaf Seafood) or engage in any operations or business (other than the ownership of Clover Leaf Seafood 2 and Clover Leaf Seafood and their respective Subsidiaries and activities reasonably related thereto, including, but not limited to, administrative activities).

(j) Permit Clover Leaf Seafood 2 to have any material liabilities (other than taxes and liabilities arising under the Loan Documents, the Senior Term Loan Documents, or the Senior Secured Note Documents), own any material assets (other than the Subordinated Canadian Holdco Note and payments received with respect to the Subordinated Canadian Holdco Note) or engage in any operations or business (other than the ownership of the Subordinated Canadian Holdco Note and activities reasonably related thereto, including, but not limited to, administrative activities).

(k) Permit Clover Leaf Seafood to have any material liabilities (other than taxes and liabilities arising under the Loan Documents, the Senior Term Loan Documents, or the Senior Secured Note Documents), own any material assets (other than the Stock of Canadian Holdco and Sea Value Limited) or engage in any operations or business (other than the ownership of Canadian Holdco and Sea Value Limited and their respective Subsidiaries and activities reasonably related thereto, including, but not limited to, administrative activities).”

(cc) Section 8.13 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“8.13 If, to the extent that the Senior Secured Notes are outstanding and are secured, any of the Obligations for any reason shall cease to be “Senior ABL Obligations” (or any comparable terms) under, and as defined in the Senior Secured Note Intercreditor Agreement, or under any replacement intercreditor agreement, (b) any Indebtedness other than the Obligations (and other than any Indebtedness as to which both the Lien priority and the rights to payment in respect to such Indebtedness have been contractually subordinated to the Obligations, in each case on terms and conditions reasonably satisfactory to the Agents and the Required Lenders) shall constitute “Senior ABL Obligations” (or any comparable term) under, and as defined in the Senior Secured Note Intercreditor Agreement, or under any replacement intercreditor agreement, (c) any holder of any Lien that has been contractually subordinated shall fail to perform or comply with any of the subordination or intercreditor provisions of the Senior Secured Note Intercreditor Agreement or with the subordination or intercreditor provisions of any replacement intercreditor agreement in a manner materially adverse to the interests of the Lender Group, or (d) any of the Obligations shall, in whole or in part (other than pursuant to its terms), terminate or cease to constitute the “Senior ABL Obligations” (or any comparable term) under, and as defined in the Senior Secured Note Intercreditor Agreement, or under any replacement intercreditor agreement.”

(dd) Section 8.14 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“8.14 If any subordinated Indebtedness is outstanding, (a) any of the Obligations for any reason shall cease to be “Senior Indebtedness” or “Designated Senior Indebtedness” (or any comparable terms) under, and as defined in, any document evidencing or governing any Indebtedness that has been contractually subordinated in right of payment to the Obligations, (b) any Indebtedness other than the Obligations (and other than any Indebtedness as to which both the Lien priority and the rights to payment in respect to such Indebtedness have been contractually subordinated to the Obligations, in each case on terms and conditions reasonably satisfactory to the Agents and the Required Lenders) shall constitute “Designated Senior Indebtedness” (or any comparable term) under, and as defined in, any document evidencing or governing any Indebtedness that has been contractually subordinated in right of payment to the Obligations, (c) any holder of any Indebtedness that has been contractually subordinated in right of payment to the Obligations shall fail to perform or comply with any of the subordination or intercreditor provisions of the documents evidencing or governing such Indebtedness (if any) or with the subordination or intercreditor provisions of any applicable subordination agreement in a manner materially adverse to the interests of the Lender Group, or (d) the subordination or intercreditor provisions (if any) of any document evidencing or governing any Indebtedness that has been contractually subordinated in right of payment to the Obligations shall, in whole or in part (other than pursuant to its terms), terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of such Indebtedness.”

(ee) The last paragraph of Section 9.1 of the Credit Agreement is hereby amended by (i) deleting the reference to “(x)”, (ii) deleting the “and” appearing before the reference to “(y)”, and (iii) deleting clause (y) in its entirety.

(ff) Section 14.1 of the Credit Agreement is hereby amended by (i) deleting the reference to “Subordination Agreement” appearing in clause (e) of such section and (ii) replacing such reference with “Senior Secured Note Intercreditor Agreement”.

(gg) Section 15.1 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“15.1 Appointment and Authorization of Agent. Each Lender hereby designates and appoints WFF as its agent under this Agreement and the other Loan Documents, each Canadian Lender hereby designates and appoints WFFC as its agent under this Agreement and the other Loan Documents, and, subject to the terms of Section 14.1, each Lender hereby irrevocably authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to designate, appoint, and authorize) each Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Each Agent agrees to act as agent for and on behalf of the Lenders (and the Bank Product Providers) on the conditions contained in this Section 15. The provisions of this Section 15 are solely for the benefit of each Agent and the Lenders, and the Loan Parties and their respective Subsidiaries shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, no Agent shall have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall any Agent have or be deemed to have any fiduciary relationship with any Lender (or Bank Product Provider), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement or the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a representative relationship between independent contracting parties. Each Lender hereby further authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) U.S. Agent to act as the secured party under each of the Loan Documents that create a Lien on any item of Collateral. Except as expressly otherwise provided in this Agreement, each Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that such Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to either Agent, Lenders agree that (a) U.S. Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (i) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections of Loan Parties and their respective Subsidiaries, and related matters, (ii) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (iii) make U.S. Advances, for itself or on behalf of U.S. Lenders, as provided in the Loan Documents, (iv) exclusively receive, apply, and distribute the Collections of Loan Parties and their respective Subsidiaries as provided in the Loan Documents, (v) open and maintain such bank accounts and cash management arrangements as U.S. Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections of the Loan Parties and their respective Subsidiaries, (vi) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to the Loan Parties or their respective Subsidiaries, the Obligations, the Collateral, the Collections of Loan Parties and their respective Subsidiaries, or otherwise related to any of same as provided in the Loan Documents, and (vii) incur and pay such Lender Group Expenses as U.S. Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents, and (b) Canadian Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (i) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections of Loan Parties and their respective Subsidiaries, and related matters, (ii) make Canadian Advances, for itself or on behalf of Canadian Lenders, as provided in the Loan Documents, (iii) exclusively receive, apply, and distribute the Collections of Loan Parties and their respective Subsidiaries as provided in the Loan Documents, (iv) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to the Loan Parties or their respective Subsidiaries, the Obligations, the Collateral, the Collections of Loan Parties and their respective Subsidiaries, or otherwise related to any of same as provided in the Loan Documents, and (v) incur and pay such Lender Group Expenses as Canadian Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.”

(hh) Section 15 of the Credit Agreement is hereby amended by adding the following new Section 15.18 immediately following Section 15.17:

“15.18 Parallel Debt. With respect to the Dutch Security Documents,

(a) solely for purposes of Dutch law, each Borrower irrevocably and unconditionally undertakes to pay to WFF an amount equal to the aggregate of all Principal Obligations due and payable but unpaid (the “Parallel Debt”);

(b) the Parallel Debt constitutes obligations and liabilities of each Borrower to WFF which are separate and independent from, and without prejudice to, the Principal Obligations and the Parallel Debt represents WFF’s own independent right to receive payment of the Parallel Debt from each Borrower;

(c) notwithstanding Section 15.18(b), if WFF receives or recovers any amount in respect of (i) the Parallel Debt, the Principal Obligations decrease by that amount as if that amount was received or recovered directly in payment of the Principal Obligations and, for the avoidance of doubt, (ii) the Principal Obligations, the Parallel Debt decreases by that amount as if that amount had been received or recovered directly in payment of the Parallel Debt;

(d) the parties acknowledge and confirm that the provisions contained in this Section 15.18 shall not be interpreted so as to increase the maximum total amount of the Principal Obligations under the Loan Documents; and

(e) no Borrower shall repay or prepay Parallel Debt if and as long as it owes Principal Obligations, unless directed to do so by WFF and such Borrower is otherwise required to repay or prepay the Principal Obligations hereunder.”

(ii) Exhibit S-1 to the Credit Agreement is hereby deleted in its entirety.

(jj) Item (4) of Schedule P-4 to the Credit Agreement is hereby amended by amending and restating such item in its entirety as follows:

“4. Planned sale, transfer, gift, donation, abandonment or other disposition of Augusta real property (1697 Olive Road) and 1621/1577/1565/1600/1570 15th Street (“Augusta Properties”) together with the sale or donation of any material and equipment stored at the Augusta Property;”

(kk) Schedules 4.7(b), 4.12, 4.13, 4.15 and 4.17 to the Credit Agreement are hereby amended by (i) deleting such schedules in their entirety and (ii) inserting the Schedules 4.7(b), 4.12, 4.13, 4.15 and 4.17 attached hereto as Exhibit B in lieu thereof.

(ll) Schedule 5.1 to the Credit Agreement is hereby amended by amending and restating clause (m) in its entirety as follows:

“(m) copies of any material notices, statements, reports or other written communications that any Loan Party or any of its Subsidiaries executes, receives or delivers in connection with any Senior Term Loan Document, to the extent not otherwise provided and other than any notices, statements, reports or schedules specified on Schedule 5.1 of the Senior Term Loan Credit Agreement, or any Senior Secured Note Document, to the extent not otherwise provided.”

3. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 5 below and notwithstanding anything to the contrary contained in the Credit Agreement, Agents and the Lenders hereby waive any non-compliance by Borrowers of the covenant set forth in Section 5.18(a) of the Credit Agreement and the consequences, if any, from any such non-compliance (including without limitation any Event of Default that may have resulted therefrom).

4. Consents. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, notwithstanding anything to the contrary contained in any Loan Document, Agents and the Lenders hereby consent to the Designated Transactions.

5. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment (and the Consent contained within this Amendment) is subject to the fulfillment, to the reasonable satisfaction of each Agent (or a written waiver by such Agent) of each of the following conditions:

(a) Each Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

(b) U.S. Agent shall have received, in immediately available funds, the Third Amendment Fee referred to in Section 9(b) hereof;

(c) Each Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each Guarantor;

(d) Each Agent shall have received an amendment to the Fee Letter, duly executed by the parties to the Fee Letter, and the same shall be in full force and effect;

(e) Each Agent shall have received the Intercompany Note Subordination Agreement, duly executed by the parties thereto, and the same shall be in full force and effect;

(f) Each Agent shall have received amendments to the Senior Term Loan Credit Agreement, duly executed by the parties to the Senior Term Loan Credit Agreement, and the same shall be in full force and effect;

(g) Each Agent shall have received the joinder documents and supplements that are required to be executed by Connors Holdco, CLDH and BBCC pursuant to the terms of the Loan Documents, which in each case shall be in form and substance reasonably satisfactory to the Agents;

(h) Each Agent shall have received the Senior Secured Note Intercreditor Agreement, and the same shall be in full force and effect;

(i) Each Agent shall have received copies of the Senior Secured Note Documents, certified as true and correct copies thereof by an Authorized Person of the Borrowers;

(j) The transactions contemplated by the Senior Secured Note Documents shall have been consummated and a portion of the proceeds of Senior Secured Notes shall have been used in respect of the Designated Subordinated Indebtedness Prepayment and the Designated Term Loan Prepayment;

(k) After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(l) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, any Agent, or any Lender; and

(m) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.

6. Representations and Warranties. Each Borrower hereby represents and warrants to the Agents and the Lenders as follows:

(a) The execution, delivery, and performance by it of this Amendment and the other Loan Documents to which it is a party (i) have been duly authorized by all necessary action, (ii) do not and will not (A) violate any material provision of any law or regulation applicable to it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of it or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, or (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iii) require any approval of any Loan Party’s interestholders or any approval or consent of any Person under any Material Contract of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.

(b) The execution, delivery, and performance by it of this Amendment do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than (i) consents or approvals that have been obtained and that are still in force and effect, (ii) filings and recordings with respect to the Collateral to be made, or otherwise delivered to the U.S. Agent for filing or recordation, and (iii) consents, approvals, notices or other action, the failure to obtain or make could not reasonably be expected to be material to the business of the Loan Parties taken as a whole.

(c) This Amendment, and each other Loan Document to which it is or will be a party, when duly executed and delivered by it, will be the legally valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower or any Guarantor.

(e) No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment.

(f) The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

7. Covenant. Borrowers hereby covenant and agree that the Loan Parties shall and shall cause each of their Subsidiaries to comply with the following covenants, it being understood that the failure to comply with any such covenant shall constitute an immediate Event of Default:

(a) on or prior to March 31, 2010, Agents shall have received evidence, in form and substance reasonably satisfactory to each Agent, that the Mexican Subsidiaries have been dissolved and the proceeds thereof shall have been distributed to the Loan Parties; and

(b) on or prior to January 31, 2010, Agents shall have received the Dutch Security Documents and the legal opinions in respect thereof, which in each case shall be in form and substance reasonably satisfactory to the Agents.

8. Acknowledgments. Each Borrower hereby acknowledges, confirms and agrees that U.S. Agent, for itself and for the benefit of the Agents and the Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in substantially all of the assets of such Borrower (subject only to Permitted Liens), granted to U.S. Agent, for itself and the benefit of the Agents and the Lenders, pursuant to the Loan Documents. Each Borrower hereby acknowledges, confirms and agrees that: (i) each of the Loan Documents to which it is a party has been duly executed and delivered to the Agents and the Lenders thereto by such Borrower, and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of each Borrower contained in such documents and in this Agreement constitute the legal, valid and binding obligations of such Borrower and guaranteed indebtedness of the Borrowers, enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, and as of the date hereof the Borrowers have no valid defense to the enforcement of the Obligations, and (iii) each Agent and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and under applicable law or at equity.

9. Payment of Costs and Fees.

(a) Borrowers shall pay to each Agent all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto, including the reasonable fees and expenses of any attorneys retained by any Agent other than the allocated costs of internal counsel.

(b) On or before the date hereof, Borrower shall pay to Agent, for the ratable benefit (in accordance with their respective Pro Rata Shares) of the Lenders who have executed this Amendment on or before noon (California time) on November 30, 2009, an amendment fee equal to 0.15% of the aggregate amount of the Commitments of the Lenders that have executed this Amendment (“Third Amendment Fee”) in immediately available funds. Such Third Amendment Fee shall be fully earned and non-refundable on the date hereof.

10. Choice of Law. This Amendment and the rights of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

11. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by the Borrowers and the Required Lenders.

12. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

13. Effect on Loan Documents.

(a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents (other than as specified herein), and shall not operate as a consent to any matter under the Loan Documents (other than as specified herein). Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. Except as provided herein, the execution, delivery and performance of this Amendment shall not operate as a waiver of or as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof and shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the

Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

(e) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

14. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

15. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

16. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature pages follow]

IN WITNESS WHREOF, the parties have entered into this Amendment as of the date first above written.

BUMBLE BEE FOODS, LLC
a Delaware limited liability company, as U.S. Borrower

By:	/s/ Kent McNeil
Name:	Kent McNeil
Title:	Executive Vice President & CFO

CONNORS BROS. CLOVER LEAF
SEAFOODS COMPANY a Nova Scotia unlimited company as Canadian Borrower

By:	/s/ Kent McNeil
Name:	Kent McNeil
Title:	Executive Vice President & CFO

WELLS FARGO FOOTHILL, LLC,
a Delaware limited liability company, as U.S. Agent and as a Lender

By:	/s/ Amy L. Newman
Name:	Amy L. Newman
Title:	Vice President

WELLS FARGO FOOTHILL CANADA ULC, an Alberta unlimited company, as Canadian Agent and as a Lender

By:	/s/ Sanat Amladi
Name:	Sanat Amladi
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION
as Documentation Agent and as a Lender

By:	/s/ Jeffrey D. Patton
Name:	Jeffrey D. Patton
Title:	Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION,
CANADA BRANCH, as a Lender

By:	/s/ Paul Rodgers
Name:	Paul Rodgers
Title:	Principal Officer

UNION BANK, N.A., formerly known as
UNION BANK OF CALIFORNIA, N.A.
as a Lender

By:	/s/ Peter Ehlinger
Name:	Peter Ehlinger
Title:	Vice President

UNION BANK, CANADA BRANCH formerly known as UNION BANK OF
CALIFORNIA, CANADA BRANCH as a Lender

By:	/s/ Phil Taylor
Name:	Phil Taylor
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Steve Roberts
Name:	Steve Roberts
Title:	Vice President

PNC BANK CANADA BRANCH, as a Lender

By:	/s/ Mike Danby
Name:	Mike Danby
Title:	Assistant Vice President

Exhibit A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Senior Revolving Credit Agreement dated as of November 18, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among BUMBLE BEE FOODS, LLC, a Delaware limited liability company (the “U.S. Borrower”), CONNORS BROS. CLOVER LEAF SEAFOODS COMPANY, successor by amalgamation with 3231021 Nova Scotia Company, a Nova Scotia unlimited company (the “Canadian Borrower” together with U.S. Borrower hereinafter referred to each individually as “Borrower” and individually and collectively as the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as the arranger and United States administrative agent for the Lenders (“U.S. Agent”) and WELLS FARGO FOOTHILL CANADA ULC, an Alberta unlimited company, as arranger and Canadian administrative agent for the Lenders (“Canadian Agent”, together with U.S. Agent, the “Agents”). The undersigned Guarantors each hereby (a) represents and warrants to the Agents and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any Material Contract or undertaking to which it is a party or by which any of its properties may be bound or affected except to the extent that any such contravention could individually or in the aggregate reasonably be expected to have a Material Adverse Change; (b) consents to the amendment of the Credit Agreement as set forth in that certain Consent and Amendment Number Three to Credit Agreement dated as of December 3, 2009 by and among Borrowers, the Agents and the Lenders (the “Amendment”); (c) acknowledges and reaffirms its obligations owing to the Agents and the Lenders under any Loan Documents to which it is a party; (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect after giving effect to the Amendment; (e) acknowledges, confirms and agrees that U.S. Agent, for itself and for the benefit of the Agents and the Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in substantially all of the assets of such Guarantor (subject only to Permitted Liens), granted to U.S. Agent, for itself and the benefit of the Agents and the Lenders, pursuant to the Loan Documents; and (f) acknowledges, confirms and agrees that (i) each of the Loan Documents to which it is a party has been duly executed and delivered to the Agents and the Lenders thereto by such Guarantor, and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of each Guarantor contained in such documents and in the Amendment constitute the legal, valid and binding obligations of such Guarantor and guaranteed indebtedness of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, and as of the date hereof the Borrowers have no valid defense to the enforcement of the Obligations, and (iii) each Agent and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and under applicable law or at equity. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

STINSON SEAFOOD (2001), INC.
a Delaware corporation

By:
Name:
Title:

BUMBLE BEE HOLDINGS, INC. formerly known as Castleberry’s Food Company, a Georgia corporation

By:
Name:
Title:

BB ACQUISITION (PR) a Delaware limited partnership

By:	Bumble Bee International (PR), Inc., its general partner

By:
Name:
Title:

BUMBLEBEE INTERNATIONAL (PR), INC., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:
Name:
Title:

COVER LEAF HOLDINGS COMPANY, a Nova Scotia unlimited company

By:
Name:
Title:

6162410 CANADA LIMITED, a corporation formed under the federal laws of Canada

By:
Name:
Title:

K.C.R. FISHERIES LTD., a corporation formed under the laws of New Brunswick

By:
Name:
Title:

Exhibit B

Schedule 4.7

Litigation

Proposition 65:

People v. Tri-Union Seafoods, LLC et al., Court of Appeal of the State of California, First Appellate District, case No. A116792. On June 21, 2004, the Attorney General of California filed a lawsuit against, among other defendants, Bumble Bee Foods under California’s Safe Drinking Water and Toxic Enforcement Act of 1986 (“Proposition 65”) alleging that the defendants failed to warn consumers that albacore and light meat tuna contain methylmercury. On May 11, 2006, a California Superior Court judge ruled in favor of the tuna industry on all counts and ordered that all causes of action against the defendants be dismissed. On January 18, 2007, the attorney general filed a notice of appeal of such ruling. On March 11, 2009, the California Court of Appeals affirmed the trial court’s finding that methyl mercury in the oceans is naturally occurring thus removing canned tuna from the scope of Proposition 65. The State of California had until April 20, 2009 to make a further appeal on this matter, but did not do so.

Customs and Border Protection Action:

In October 2006, US Customs and Border Control informed Bumble Bee that certain imports of tuna loins were subject to duties at higher rates than claimed by Bumble Bee. Bumble Bee has filed administrative protests locally and a request for additional review at customs headquarters. This matter would not be covered by insurance

Product Liability Claims relating to Recall

Ohio

David Scarlett A complaint was filed on July 16, 2008 by counsel representing Mr. Scarlett in Ohio who alleges to have contracted botulism from a Castleberry’s product. Bumble Bee filed an answer on August 29, 2008. This matter has been settled.

Indiana

Charles and Sandra Trammel Bumble Bee has been contacted by counsel representing Mr. and Mrs. Trammel in Indiana who allege to have contracted botulism from a Castleberry product.

This matter has been settled.

California

Justin Hazzard and Cynthia Writer A complaint was served on Bumble Bee on February 1, 2008 by counsel representing two individuals in California who allege to have contracted botulism from a Castleberry product. Bumble Bee filed an answer on May 7, 2008. This matter has been settled.

New Mexico

Estate of Christopher Caffrey A complaint was served on Bumble Bee on July 7, 2008 and on Castleberry’s Food Company on June 30, 2008 by counsel representing the sister of a deceased individual in New Mexico. An answer was filed on behalf of both Bumble Bee and Castleberry’s on July 30, 2008. This matter has been settled.

USDA Notice of Violation

In late March 2008, the USDA’s Food Safety and Inspection Service (“FSIS”) sent Notices of Alleged Violation to Bumble Bee/Castleberry relating to alleged conduct that occurred prior to the July 2007 recall. The Notice alleged violation of the Federal Meat Inspection Act and indicate that FSIS is considering referring Bumble Bee/Castleberry’s to a US Attorney for criminal prosecution. On May 2, 2007, Bumble Bee/Castleberry filed a written response to FSIS demonstrating why no such referral should be made. This matter was not referred to the US Attorney for criminal prosecution.

Environmental

Please refer to Schedule 4.12

Schedule 4.12

Environmental Matters

1. Blacks Harbour, New Brunswick. The Fund received a “Warning Respecting an Alleged Violation,” dated April 28, 2008, from the federal Ministry of the Environment (“Environment Canada”) following an inspection of the canning plant in Blacks Harbour, New Brunswick on October 22, 2007. This warning, which was issued pursuant to the federal Fisheries Act, advises that: “information gathered during an inspection of your facility . . . gives me reasonable grounds to believe that Connors Bros. and its responsible officials are in violation of . . . the Fisheries Act.” It is alleged that effluent discharged through the sewer outfall from the plant was deleterious to fish. On August 14, 2008 the Fund and certain staff members received an Inspector’s Direction issued under the Fisheries Act (the “Inspector’s Direction”). The Inspector’s Direction relates to the same alleged facts which are set out in the warning, and states that the samples collected were found to be “deleterious to fish,” and “an impairment of the local environmental quality.” The Inspector’s Direction directs the Fund and named staff member to take measures which include the preparation and submission to Environment Canada of a detailed action plan, detailed progress reports and a final “completion report”. The Fund has been working with Environment Canada to resolve this matter. In that regard, Environment Canada has approved of the Fund’s plans to build a wastewater treatment plant, which includes pre-treatment of the Fund’s effluent. Construction of the wastewater treatment plant is scheduled to begin first quarter 2010.

2. Cape May, New Jersey. In August 2008, material appearing to be hydrocarbon based was seen in the areas of the warehouse loading dock. This area is below grade and has a sump system to remove accumulated rainwater and other fluids. A cooling water line under the main building, and in the general area of the loading dock, was found to be leaking. When this system was shut-down, the oil-like material receded. O’Brien &’Gere, the Fund’s consultant, has conducted several interior investigations of the facility confirming the presence of petroleum hydrocarbons in soils and groundwater throughout the facility. O’Brien & Gere has prepared a remedial action plan consisting of enhanced bio-remediation. A pilot study will be conducted this winter and subject to approval by the state or a licensed environmental professional, as applicable, a full-scale remedial system will be implemented.

A. PATENT APPLICATIONS

Invention	Inventor(s)	Owner	Country	Application Number	Filing Date
Meat Concentrate Process	Christopher C. Riley Heather Hudson	Bumble Bee Foods, LLC	U.S.	60/889,918	February 14, 2007

Composition Derived From a Meat Source and Processes for Making and Using Composition	Heather Hudson and Derek Ray Bader	Bumble Bee Foods, LLC; MPF, Inc.	U.S.	Utility Patent Application (number to be assigned)	November 14, 2008

B. TRADEMARKS

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
Trademarks owned by Bumble Bee Foods, LLC

FIGARO	Aruba	17711	Registered	February 6, 1996
SNOW’s and Design	Benelux	310807	Registered	April 4, 1972
BUMBLE BEE	Bolivia	68727-A	Registered	March, 28 1996
FIGARO	Bolivia	60847	Registered	March 28, 1996
BUMBLE BEE	Brazil	817425713	Registered	July 8, 1997
BUMBLE BEE and One Bee Design	Brazil	6994261	Registered	September 25, 1979
DELMONICO	Brazil	7053150	Registered	January 10, 1980
FIGARO	Brazil	817425730	Registered	April 18, 1995
Bee & Design	Canada	TMA140375	Registered	May 21, 1965
BUMBLE BEE	Canada	TMA130895	Registered	May 3, 1963
DOXSEE	Canada	489806	Registered	February 12, 1998
SNOW’s and Ship Design	Canada	461185	Registered	August 16, 1996
BUMBLE BEE	China P.R.	279565	Registered	February 28, 1987
SWEET SUE	China P.R.	746287	Registered	May 21, 1995
BUMBLE BEE	Colombia	152582	Registered	February 23, 1994
BUMBLE BEE BRAND and Design	Colombia	120739	Registered	August 28, 1989
CLOVER LEAF	Colombia	271349	Registered	July 2, 2003
FIGARO	Colombia	185770	Registered	December 29, 1995

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
TUXEDO	Colombia	152586	Registered	February 23, 1994
SNOW’s	Community Trademark	809574	Registered	September 20, 1999
SNOW’s and Design	Community Trademark	838433	Registered	November 23, 1999
BUMBLE BEE	Germany	645343	Registered	April 22, 1986
SWEET SUE	Guatemala	81622	Registered	December 22, 1996
BUMBLE BEE	Guyana	18,289A	Registered	October 13, 2000
BUMBLE BEE	Hong Kong	301047375	Filed	February 4, 2008
BUMBLE BEE and One Bee Design	Israel	72835	Registered	June 23, 1989
BUMBLE BEE	Norway	90642	Registered	March 29, 1974
PICNIC	Philippines	107108	Filed	March 29, 1996
BUMBLE BEE BRAND (Stylized)	Portugal	183258	Registered	November 17, 1980
BUMBLE BEE	Serbia-Montenegro	21971	Registered	December 16, 1976
BUMBLE BEE	South Korea	743694	Registered	April 14, 2008
BUMBLE BEE and One Bee Design	Surinam	9774	Registered	April 24, 1978
BUMBLE BEE	Ukraine	UA 32990	Registered	July 15, 2003
Bee Design	United States	581074	Registered	October 13, 1953
Bee in Chef’s Hat Design	United States	77/521988	Filed	July 14, 2008
BEEWELL MILES	United States	77/384292	Filed	January 30, 2008
BUMBLE BEE	United States	2896903	Registered	October 26, 2004
BUMBLE BEE	United States	3110474	Registered	June 27, 2006
BUMBLE BEE and Single Bee Design	United States	1010513	Registered	May 13, 1975
Bumble Bee in Port Hole Design	United States	2924759	Registered	February 8, 2005
BUMBLE BEE SENSATIONS	United States	3167917	Registered	November 7, 2006

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
BUMBLE BEE YUM	United States	77/519142	Filed	July 10, 2008
CASTLEBERRY’S MEAT TALK[1]	United States	3025904	Registered	December 13, 2005
Cat and Fiddle Design	United States	1576676	Registered	January 9, 1990
CLAMEMO[1]	United States	3026013	Registered	December 13, 2005
CORAL	United States	77/493409	Filed	June 6, 2008
CORAL (Stylized)	United States	557331	Registered	April 8, 1952
DE JEAN’S	United States	2810381	Registered	February 3, 2004
DOXSEE	United States	961638	Registered	June 19, 1973
FIGARO	United States	717277	Registered	June 20, 1961
FROM THE KITCHENS OF SWEET SUE	United States	2847741	Registered	June 1, 2004
GULF BELLE	United States	1162943	Registered	July 28, 1981
GULF BELLE and Design[1]	United States	686247	Registered	October 6, 1959
HOPE FARM	United States	1000317	Registered	December 24, 1974
LIFE IS FULL OF FLAVOR, EAT IT UP	United States	77/519137	Filed	July 10, 2008
MAKE-IT-FRESH[1]	United States	1011631	Registered	May 27, 1975
MARVELOUS (Stylized)	United States	538007	Registered	February 20, 1951
OCEAN’S HARVEST	United States	1629296	Registered	December 25, 1990
ORLEANS	United States	2262099	Registered	July 20, 1999
ORLEANS and Design	United States	667858	Registered	September 30, 1958

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
PENNANT[1]	United States	2616921	Registered	September 10, 2002
PICNIC	United States	1895207	Registered	May 23, 1995
POSS’ and Design[1]	United States	1107445	Registered	November 28, 1978
PRAIRIE BELT	United States	2338271	Registered	April 4, 2000
PRAIRIE BELT and Boy Design	United States	2357185	Registered	June 13, 2000
PRIME FILLET	United States	2835584	Registered	April 20, 2004
PRIME FILLET	United States	3203187	Registered	January 23, 2007
PRIME FILLET	United States	3505145	Registered	September 23, 2008
READY GRAVY	United States	3019080	Registered	November 29, 2005
ROYAL REEF[1]	United States	1553895	Registered	August 29, 1989
SAVOY	United States	78/860421	Filed	April 12, 2006
SNOW’S	United States	1528450	Registered	March 7, 1989
SNOW’S	United States	2502482	Registered	October 30, 2001
SNOW’S	United States	740724	Registered	November 13, 1962
SNOW’S and Ship Design	United States	1146250	Registered	January 20, 1981
SNOW’S and Ship Design	United States	1532202	Registered	March 28, 1989
SNOW’S THE CHOWDER PEOPLE	United States	2502490	Registered	October 30, 2001
SWEET SUE	United States	1033998	Registered	February 17, 1976
SWEET SUE	United States	3194038	Registered	January 2, 2007

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
SWEET SUE and Girl Design	United States	2338247	Registered	April 4, 2000
TOUCH OF LEMON	United States	2856581	Registered	June 22, 2004
TUXEDO (Stylized)	United States	555078	Registered	February 19, 1952
WILD SELECTIONS	United States	77/150475	Filed	April 6, 2007

Trademarks owned by Bumble Bee Seafoods, Inc.[2]

BUMBLE BEE and Two Bee Design	Aruba	15752	Registered	July 15, 1992
BUMBLE BEE	Barbados	81/12770	Registered	December 20, 2001
BUMBLE BEE	Brazil	817425713	Registered	July 8, 1997
BUMBLE BEE and One Bee Design	Brazil	6994261	Registered	September 25, 1979
DELMONICO	Brazil	7053150	Registered	January 10, 1980
SWIFT WATER Design	Canada	264745	Registered	December 4, 1981
BUMBLE BEE	Chile	415478	Registered	October 28, 1993
BUMBLE BEE and One Bee Design	Chile	xxx111	Registered	January 21, 1983
FIGARO	Chile	711741	Registered	December 16, 2004
BUMBLE BEE	Community Trademark	2355667	Registered	August 28, 2001
BUMBLE BEE	Costa Rica	85435	Registered	January 10, 1994
BUMBLE BEE and Two Bee Design	Costa Rica	85432	Registered	January 10, 1994
FIGARO	Costa Rica	85431	Registered	January 10, 1994
TUXEDO	Costa Rica	85436	Registered	January 10, 1994
BUMBLE BEE	Dominican Republic	58838	Registered	August 15, 1993
FIGARO	Dominican Republic	58835	Registered	August, 15 1993
TUXEDO	Dominican Republic	58837	Registered	August 15, 1993
BUMBLE BEE	Egypt	67319	Registered	May 3, 1986
BUMBLE BEE and One Bee Design	Egypt	74693	Registered	June 19, 1989
BUMBLE BEE	El Salvador	216	Registered	October 17, 2001

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
PARAMOUNT	Fiji Islands	151/2001	Registered	April 27, 2001
BUMBLE BEE	Finland	67834	Registered	September 5, 1978
BUMBLE BEE	Greece	51306	Registered	March 19, 1975
BUMBLE BEE	Guatemala	104572	Registered	May 23, 2000
BUMBLE BEE and One Bee Design	Hungary	134594	Registered	November 25, 1991
BUMBLE BEE	Italy	1041610	Registered	July 13, 1973
FIGARO	Italy	1041613	Registered	July 13, 1973
BUMBLE BEE	Macedonia	1172	Registered	December 15, 1986
FIGARO	Macedonia	1171	Registered	November 20, 1978
BUMBLE BEE	Mexico	476121	Registered	October 5, 1994
BUMBLE BEE and One Bee Design	Netherlands Antilles	6873	Registered	September 20, 1978
BUMBLE BEE and One Bee Design	Paraguay	241861	Registered	March 9, 1982
FIGARO	Paraguay	166394	Registered	December 2, 1993
TUXEDO	Paraguay	166395	Registered	December 2, 1993
BUMBLE BEE	Peru	2421	Registered	November 9, 1993
BUMBLE BEE and One Bee Design	Peru	70124	Registered	August 28, 1987
FIGARO	Peru	2422	Registered	November 9, 1993
TUXEDO	Peru	1651	Registered	November 6, 1993
BUMBLE BEE and One Bee Design	Puerto Rico	21534	Registered	August 1, 1978
FIGARO	Puerto Rico	21539	Registered	August 1, 1978
Bee Design	Saudi Arabia	504/43	Filed	July 18, 1998
BUMBLE BEE	Saudi Arabia	498/33	Registered	June 10, 1999
BUMBLE BEE and One Bee Design	South Africa	80/1395	Registered	March 12, 1980
BUMBLE BEE	Surinam	17376	Registered	August 11, 2000
BUMBLE BEE	Uruguay	324665	Registered	January 10, 2002
BUMBLE BEE and One Bee Design	Uruguay	354501	Registered	May 23, 1994

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
Trademarks owned by Bumble Bee Seafoods, LLC[2]

BUMBLE BEE	Argentina	1491357	Registered	December 15, 1983
BUMBLE BEE	Australia	A191862	Registered	December 16, 1964
FIGARO	Australia	A195451	Registered	April 20, 1967
FIGARO	Australia	A204603	Registered	March 1, 1968
BUMBLE BEE	Austria	146563	Registered	March 31, 1993
BUMBLE BEE	Benelux	460108	Registered	May 8, 1989
FIGARO	Benelux	460107	Registered	May 11, 1992
FIGARO	Benelux	513318	Registered	May 8, 1989
BUMBLE BEE and Two Bee Design	Bermuda	21805	Registered	August 13, 1992
FIGARO	Bermuda	21801	Registered	January 27, 1993
BUMBLE BEE	Denmark	VR198703104	Registered	September 25, 1987
BUMBLE BEE	Ecuador	1408/94	Registered	July 13, 1994
BUMBLE BEE and One Bee Design	Ecuador	589/90	Registered	January 29, 1985
FIGARO	Ecuador	402/79	Registered	May 3, 1979
BUMBLE BEE	Finland	67834	Registered	September 5, 1978
FIGARO	Finland	71050	Registered	December 5, 1979
BUMBLE BEE	France	1239913	Registered	July 19, 1973
FIGARO	France	1239914	Registered	July 19, 1973
BUMBLE BEE	Germany	921040	Registered	August 1, 1974
FIGARO	Germany	2903658	Registered	August 1, 1974
FIGARO	Germany	921041	Registered	March 23, 1995
BUMBLE BEE and Design	Honduras	62,221	Registered	August 28, 1995
Bee Design	Japan	1503600	Registered	February 26, 1982
BUMBLE BEE	Japan	2184519	Registered	October 31, 1989
FIGARO	Japan	3086864	Registered	October 31, 1995
BUMBLE BEE	Nicaragua	25318	Registered	March 14, 1994
BUMBLE BEE and Two Bee Design	Nicaragua	27193	Registered	November 14, 1994
FIGARO	Nicaragua	25959	Registered	June 8, 1994
TUXEDO	Nicaragua	25967	Registered	June 8, 1994

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
BUMBLE BEE	Panama	65041	Registered	August 18, 1974
BUMBLE BEE	Philippines	4199496141	Registered	August 28, 2000
BUMBLE BEE and One Bee Design	Poland	75826	Registered	January 20, 1994
BUMBLE BEE and One Bee Design	Russian Federation	107121	Registered	August 10, 1992
BUMBLE BEE	Slovenia	Z7380485	Registered	August 30, 1973
FIGARO	Slovenia	Z7380486	Registered	August 30, 1973
BUMBLE BEE	Spain	721018	Registered	July 21, 1976
BUMBLE BEE and Two Bee Design	Spain	1917558	Registered	March 5, 1995
BUMBLE BEE	Sweden	149739	Registered	December 20, 1974
BUMBLE BEE	Switzerland	P266635	Registered	July 24, 1973
FIGARO	Thailand	TM25849	Registered	February 27, 1985
BUMBLE BEE	Thailand	TM41992	Registered	May 7, 1986
BUMBLE BEE	Venezuela	112829	Registered	July 15, 1985

Trademarks owned by Connor Bros. Clover Leaf Seafoods Company[3]

BRUNSWICK	Aruba	17461	Registered	June 22, 1995
RED ROSE & DESIGN	Aruba	12858	Registered	March 6, 1989
CLOVER LEAF DESIGN	Australia	A65859	Registered	April 26, 1935
CLOVER LEAF	Australia	A56916	Registered	October 17, 1930
CLOVER LEAF & DESIGN	Australia	654588	Registered	March 1, 1995
CLOVER DESIGN	Australia	641863	Registered	September 29, 1994
BRUNSWICK	Barbados	819700	Registered	October, 11 1999
CLOVER LEAF & Design	Barbados	81/5337	Registered	September 3, 1951
RED ROSE & Design	Barbados	81/2531	Registered	April 29, 1955
BRUNSWICK	Belize	8269	Registered	June 28, 1999
BRUNSWICK	Benelux	532817	Registered	October 8, 2001
BRUNSWICK & BOAT DESIGN	Cambodia	KH11208	Registered	December 16, 1998
BANQUET BRAND	Canada	TMDA035670	Registered	May 27, 1924
BEACH CLIFF	Canada	TMA655023	Registered	December 14, 2005

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
BLUE PACIFIC	Canada	UCA 011564	Registered	January 25, 1939
SEAL BOAT & DESIGN	Canada	TMA411293	Registered	April 16, 1993
BOAT DESIGN	Canada	TMA411271	Registered	April 16, 1993
BRUNSWICK	Canada	TMA408223	Registered	February 12, 1993
BRUNSWICK BRAND	Canada	TMDA12489	Registered	December 26, 1907
BRUNSWICK CONNAISSEUR & Design	Canada	TMA241315	Registered	March 14, 1980
“cb” Design	Canada	TMA 201803	Registered	September 13, 1974
CLOVER LEAF	Canada	UCA 010040	Registered	April 19, 1938
CLOVER LEAF & DESIGN	Canada	TMDA051955	Registered	April 16, 1931
CLOVER LEAF & DESIGN	Canada	TMA 185996	Registered	October 13, 1972
CLOVER LEAF & DESIGN	Canada	TMA 339931	Registered	May 6, 1988
CLOVER LEAF DESIGN	Canada	TMDA050882	Registered	November 5, 1930
CLOVER LEAF CRAB DELECTABLES & DESIGN	Canada	TMA 685130	Registered	March 30, 2007
CLOVER LEAF GARNIT-TOUT and Design	Canada	TMA 409510	Registered	March 12, 1993
CLOVER LEAF INSPIRATIONS	Canada	N/A	Allowed	N/A
CLOVER LEAF INSPIRATIONS & Design	Canada	N/A	Allowed	N/A
CLOVER LEAF LOBSTER DELECTABLES and Design	Canada	TMA 655091	Registered	December 14, 2005
CLOVER LEAF TOPPERS and Design	Canada	TMA 409206	Registered	March 5, 1993
CONNORS	Canada	TMDA037482	Registered	March 28, 1925
CONNORS BROS. INCOME FUND & DESIGN	Canada	TMA 713962	Registered	May 8, 2008
CONNORS FAMOUS SEA FOOD	Canada	TMDA037532	Registered	April 16, 1993
FAIRHAVEN	Canada	TMA344329	Registered	September 2, 1988
FIGARO	Canada	TMA 177977	Registered	August 27, 1971
GOLD ANCHOR	Canada	TMA 253341	Registered	November 28, 1980

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
JUTLAND	Canada	TMA216481	Registered	October 8, 1976
JUTLAND & Design	Canada	TMDA035603	Registered	May 15, 1924
KILTIE BRAND AND SALMON DESIGN	Canada	TMDA021200	Registered	October 29, 1915
LAGUNA	Canada	UCA 011085	Registered	February 1, 1939
MAPLE LEAF	Canada	TMA 330834	Registered	August 7, 1987
MAPLE LEAF BRAND & DESIGN	Canada	TMDA 5392	Registered	July 30, 1895
MINI-FILET	Canada	TMA 176228	Registered	May 21, 1971
NAVY	Canada	TMA 324227	Registered	February 27, 1987
NUTRITION...“NATURALLY”	Canada	TMA197419	Registered	February 8, 1974
NUTRITION...“NATURELLEMENT”	Canada	TMA197420	Registered	February 8, 1974
ORLEANS	Canada	TMA 528688	Registered	May 31, 2000
PARAMOUNT	Canada	UCA 004043	Registered	August 28, 1934
PET	Canada	UCA 005772	Registered	December 3, 1935
PREMIUM & DESIGN	Canada	TMA 412283	Registered	May 14, 1993
PREMIUM CHOICE SOCKEYE SALMON AND LABEL DESIGN	Canada	TMDA 29052	Registered	August 18, 1921
PREMIUM FROZEN FISH & DESIGN	Canada	TMDA046513	Registered	June 7, 1929
RED CLOVER	Canada	TMA 298449	Registered	December 21, 1984
RED ROSE BRAND	Canada	UCA 002125	Registered	November 29, 1933
RICHELIEU	Canada	TMA361784	Registered	March 11, 1989
ROBIN RED DESIGN	Canada	TMA 166988	Registered	December 24, 1969
ROSE MARIE	Canada	UCA 012429	Registered	September 20, 1939
SURF	Canada	UCA 032539	Registered	May 10, 1949
SURFSIDE	Canada	TMA361956	Registered	November 3, 1989
THUNDERBIRD	Canada	UCA 039184	Registered	July 30, 1951
THUNDERBIRD THE MARK OF QUALITY & DESIGN	Canada	TMA 361076	Registered	October 27, 1989
TUXEDO	Canada	TMA 295633	Registered	September 28, 1984
UNIVERSAL BRAND, RED SOCKEYE SALMON DESIGN	Canada	TMDA 54669	Registered	June 30, 1932

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
BRUNSWICK	Chile	514681	Registered	June 15, 1998
BRUNSWICK	China	N/A	Pending	N/A
BRUNSWICK & BOAT DESIGN	China	1364136	Registered	February 14, 2000
CLOVER LEAF & DESIGN	China	1174888	Registered	May 14, 1998
BRUNSWICK	Columbia	205472	Registered	January 30, 1998
BRUNSWICK	Costa Rica	94735	Registered	February 9, 1996
BRUNSWICK	Cuba	125770	Registered	October 8, 1996
BRUNSWICK	Czech Republic	195832	Registered	November 27, 1996
CLOVER LEAF & DESIGN	Denmark	VR 1962 01336	Registered	July 21, 1962
BRUNSWICK & BOAT DESIGN	European Union	004443396	Registered	May 9, 2005
CLOVER LEAF & DESIGN	European Union	356956	Registered	May 3, 1999
CLOVER LEAF	France	1494559	Registered	October 18, 1988
RED ROSE LA ROSE ROUGE	France	1499228	Registered	November 21, 1988
UNIVERSAL	France	1515074	Registered	February 17, 1989
CLOVER LEAF & DESIGN	Germany	2025024	Registered	November 23, 1992
BRUNSWICK	Guatemala	148869	Registered	April 24, 2007
BRUNSWICK SELECTA	Guatemala	N/A	Pending	N/A
BRUNSWICK	Guyana	14889A	Registered	September 22, 2004
FAIRHAVEN	Guyana	15906A	Registered	N/A
BRUNSWICK & BOAT DESIGN	Hungary	171138	Registered	July 3, 2002
BRUNSWICK	Israel	108425	Registered	May 4, 1998
CLOVER LEAF & DESIGN	Israel	72042	Registered	March 29, 1989
BEACH CLIFF	Jamaica		Pending
BRUNSWICK	Jamaica	3029	Registered	September 15, 1994
BRUNSWICK BRAND	Jamaica	3029	Registered	April 30, 1934
BRUNSWICK SARDINES & DESIGN	Jamaica	1967	Registered	March 3, 1925
RED ROSE & DESIGN	Jamaica	6572	Registered	March 25, 1955

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
CLOVER LEAF	Mauritius	A/12 No. 268	Registered	May 16, 1966
CLOVER LEAF & DESIGN	Mauritius	A/13 No. 64	Registered	April 19, 1967
RED ROSE & DESIGN	Mauritius	A/13 No. 66	Registered	April 19, 1967
BRUNSWICK (Stylized)	Mexico	442780	Registered	September 27, 1993
BRUNSWICK SELECTA	Mexico	987702	Registered	June 8, 2007
BRUNSWICK & Design	Mexico	442779	Registered	September 27, 1993
BRUNSWICK	Montserrat	1908	Registered	October 23, 1995
RED ROSE & DESIGN	Netherlands Antilles	342405505	Registered	June 3, 1997
BRITISH COLUMBIA SALMON MAPLE LEAF BRAND	New Zealand	5627/4395	Registered	November 7, 2003
CLOVER LEAF	New Zealand	29639	Registered	October 17, 1930
CLOVER LEAF & DESIGN	New Zealand	33862	Registered	October 12, 1936
ROBIN RED	New Zealand	B128586	Registered	November 30, 1982
UNIVERSAL	New Zealand	B129202	Registered	February 15, 1985
BRUNSWICK	Panama	87256	Registered	April 30, 1998
BRUNSWICK	Paraguay	208214	Registered	November 3, 1998
BRUNSWICK	Peru	19306	Registered	September 8, 1995
BRUNSWICK	Philippines	41996116460	Registered	May 12, 2005
BRUNSWICK & BOAT DESIGN	Saudi Arabia	826/78	Registered	February 26, 2006
BRUNSWICK & BOAT DESIGN	Singapore	T98/074331	Registered	January 15, 1999
BRUNSWICK & BOAT DESIGN	Slovak Republic	186804	Registered	August 16, 1999
CLOVER LEAF SALMON & DESIGN	South Africa	1940/00907	Registered	April 17, 1941
MAPLE LEAF	South Africa	1970/03764	Registered	September 7, 1971
PORT CLYDE & Design	South Africa	1999/15458	Registered	July 11, 2003
CLOVER LEAF & DESIGN	Spain	1207992	Registered	November 6, 1989
BRUNSWICK BOAT DESIGN	Sri Lanka	N/A	Pending	N/A
BRUNSWICK	St. Vincent (Grenadines)	2031724A	Registered	December 2, 1998

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
BRUNSWICK	St. Vincent (Grenadines)	160/98	Registered	N/A
CLOVER LEAF & DESIGN	Sweden	105471	Registered	March 8, 1963
CLOVER LEAF & DESIGN	Switzerland	313658	Registered	February 11, 1982
BEE design	Trinidad & Tobago	35985	Registered	September 29, 2005
BUMBLE BEE	Trinidad & Tobago	35984	Registered	September 1, 2005
BRUNSWICK & BOAT DESIGN	Turkey	2005 25317	Registered	September 23, 2003
BRUNSWICK	Turks & Caicos	11405	Registered	December 16, 1996
BRUNSWICK & BOAT DESIGN	Ukraine	24231	Registered	April 15, 2002
FAIRHAVEN	Ukraine	24232	Registered	April 15, 2002
CLOVER LEAF & DESIGN	United Kingdom	746463	Registered	September 28, 1955
CLOVER LEAF BRAND	United Kingdom	721157	Registered	August 24, 1953
CLOVER LEAF BRAND & DESIGN	United Kingdom	721158	Registered	August 24, 1953
RED ROSE BRAND & DESIGN	United Kingdom	791567	Registered	June 2, 1959
ACADIA	United States	1135224	Registered	May 13, 1980
BEACH CLIFF	United States	770058	Registered	May 19, 1964
BIG TASTE IN A SMALL CAN	United States	2988026	Registered	August 23, 2005
BRUNSWICK	United States	1423060	Registered	December 30, 1986
BRUNSWICK	United States	1758533	Registered	March 16, 1993
CLOVER LEAF	United States	2520386	Registered	December 18, 2001
Design (Boat Logo)	United States	1745942	Registered	January 12, 1993
Design (BOAT/SEAL)	United States	1791765	Registered	September 7, 1993
GENERAL	United States	2315015	Registered	February 1, 2000
HOLMES	United States	1297861	Registered	September 25, 1984
MOOSEABEC	United States	1538316	Registered	May 9, 1989

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
Trademarks owned by Connor Bros. Clover Leaf Seafoods Company[4]

BANQUET	Antigua & Barbuda	5349	Registered	N/A
BRUNSWICK	Antigua & Barbuda	3821	Registered	March 21, 1996
FAIRHAVEN	Antigua & Barbuda	5352	Registered	April 21, 1998
BRUNSWICK	Argentina	2,624,877	Registered	October 3, 1997
BANQUET	Bahamas	19670	Registered	June 9, 1997
BRUNSWICK	Bahamas	17040	Registered	January 4, 1995
FAIRHAVEN	Bahamas	19669	Registered	June 9, 1997
BRUNSWICK	Bolivia	819676276	Registered	August 3, 1999
BRUNSWICK	Brazil	819676276	Registered	August 3, 1999
BRUNSWICK	Curacao	18650	Registered	June 22, 1995
BEACH CLIFF	Dominican Republic	84781	Registered	July 15, 1996
BEACH CLIFF	Dominican Republic	84777	Registered	July 15, 1996
BRUNSWICK	Dominican Republic	81668	Registered	January 15, 1996
BRUNSWICK	Dominican Republic	1781-322A	Registered	N/A
BRUNSWICK	Fiji	250/98	Registered	May 7, 1998
BRUNSWICK & BOAT DESIGN	France	98758 254	Registered	April 16, 1999
BRUNSWICK & BOAT DESIGN	Hong Kong	2001B00903	Registered	July 28, 1998
BRUNSWICK & BOAT DESIGN	Indonesia	446966	Registered	N/A
BRUNSWICK & BOAT DESIGN	Malaysia	98012257	Pending	N/A
BRUNSWICK & BOAT DESIGN	Myanmar	4/5166/1998	Registered	March 26, 1999
BRUNSWICK	Netherlands Antilles	03488	Registered	June 22, 1995
BRUNSWICK	Poland	120158	Registered	April 18, 2000
FAIRHAVEN	Poland	Z193484	Registered	November 19, 2001
BRUNSWICK	Puerto Rico	37157	Registered	September 25, 1995
BRUNSWICK & BOAT DESIGN	Romania	35886	Registered	N/A
BRUNSWICK	Saint Kitts & Nevis	4322	Registered	June 22, 1995

Mark Name	Jurisdiction	Registration Number	Status	Registration Date
BANQUET	Saint Lucia	100/1997	Registered	N/A
BRUNSWICK	Saint Lucia	183/1995	Registered	N/A
FAIRHAVEN	Saint Lucia	101/1997	Registered	N/A
BRUNSWICK	South Africa	96/15658	Registered	November 4, 1996
JUTLAND	South Africa	96/15659	Registered	November 4, 1996
BRUNSWICK & BOAT DESIGN	South Korea	197970449727	Registered	June 22, 1999
BRUNSWICK	Suriname	15.261	Registered	November 18, 1996
BANQUET	Trinidad & Tobago	27072	Registered	August 27, 1925
BRUNSWICK	Trinidad & Tobago	35 of 1925	Registered	August 27, 1925
FAIRHAVEN	Trinidad & Tobago	27216	Registered	July 20, 1997
BRUNSWICK & BOAT DESIGN	Turks & Caicos	N/A	Proposed	N/A
BRUNSWICK	United Kingdom	2031724A	Registered	August 29, 1997
BRUNSWICK & BOAT DESIGN	United Kingdom	2031724B	Registered	September 26, 1997
BRUNSWICK	Uruguay	296219	Registered	March 23, 1998
BRUNSWICK	Venezuela	P-214045	Registered	September 10, 1999
BRUNSWICK & BOAT DESIGN	Vietnam	33336	Registered	October 29, 1998

C. COPYRIGHT

Copyright Registrations with the U.S. Copyright Office	Owner	Year of Registration
“Facts on Salmon” for text	Bumble Bee Seafoods, Inc.	1980
“Bumble Bee Telecommunications software” for a computer file	Bumble Bee Seafoods, Inc.	1989
“Figaro tuna cat food” for visual material	Bumble Bee Seafoods Inc.	1969
“The tuna tune; jingle” for recorded document/musical score	Bumble Bee Seafoods Inc.	1972

D. DOMAIN NAMES

Domain	Registrar	Holder	Registration Date
bumblebee.com	Markmonitor.com	Bumble Bee Foods, LLC	August 24, 1995
bumblebeefoods.org	Alldomains.com	Bumble Bee Foods, LLC	June 20, 2005
bumblebeefoods.biz	Alldomains.com	Bumble Bee Foods, LLC	June 20, 2005
bumblebeefoods.com	Alldomains.com	Bumble Bee Foods, LLC	June 20, 2005
bumblebeefoods.net	Alldomains.com	Bumble Bee Foods, LLC	June 20, 2005
bumblebeefoods.us	Alldomains.com	Bumble Bee Foods, LLC	June 20, 2005
cloverleafsalmon.com	Markmonitor.com	Bumble Bee Foods, LLC	March 21, 2000
clover-leaf.ca	Arvic Search Services Inc.	Bumble Bee Seafoods, Inc.	December 1, 2000
Cloverleaffish.ca	Arvic Search Services Inc.	Bumble Bee Seafoods, Inc.	December 1, 2000
cloverleafsalmon.ca	Arvic Search Services Inc.	Bumble Bee Seafoods, Inc.	December 1, 2000
Cloverleafseafoods.ca	Arvic Search Services Inc.	Bumble Bee Seafoods, Inc.	December 1, 2000
Cloverleaftuna.ca	Arvic Search Services Inc.	Bumble Bee Seafoods, Inc.	December 1, 2000
clover-leaf.com	Markmonitor.com	Bumble Bee Foods, LLC	March 21, 2000
Cloverleaffish.com	Markmonitor.com	Bumble Bee Foods, LLC	March 21, 2000
Cloverleafseafoods.com	Markmonitor.com	Bumble Bee Foods, LLC	March 21, 2000
Cloverleaftuna.com	Markmonitor.com	Bumble Bee Seafoods, Inc.	March 21, 2000
snows.com	NetworkSolutions.com	Castleberry’s Food Company	April 21, 1996

E. TRADEMARK LICENSES

Licensee	Licensor	IP Licensed	Date
Bumble Bee Foods, LLC as successor by merger to Sweet Sue Acquisition, LLC	Sara Lee Foods, Inc	License for the following trademarks:	January 14, 2005
Bryan & Shadow Design (Guatemala, Reg. no. 78496)
Bryan & Shadow Design (Honduras, Reg. no. 59160)
Bryan & Shadow Design (Nicaragua, Reg. no. 26604)
Bryan Logo (Panama, Reg. no. 59936)
Bryan (U.S., Reg. no. 2216333)
Bryan the Flavor of the South & Design (U.S., Reg. no. 2453802)
Bryan & Shadow Design (U.S., Reg. no. 1902897)

Leiner Health Products, LLC	Bumble Bee Seafoods, LLC	License for the following trademarks:	December 7, 2004
Bumble Bee Seafoods
Bumble Bee Brand
Bumble Bee brand logo
Bumble Bee chef character
Norwegian Jake’s	Bumble Bee Foods, LLC	License for Bumble Bee’s name and federally registered trademark (Reg. no. 2924759, 2896903)	February 19, 2006
Seafman, C.A. – Sociedad ecuatoriana de Alimentos Y Frigorificos Manta	Bumble Bee Foods, LLC	License to use following trademarks:	February 19, 2006
In Columbia: “Bumble Bee” (Reg. no. 152582) and Bumble Bee Brand and Design (Reg. no. 120739)
In Uruguay: “Bumble Bee” (Reg. no. 324665) and Bumble Bee and One Bee Design (Reg. no. 354501)
In Venezuela: “Bumble Bee” (Reg. no. 112829)
Atunec S.A.*	Bumble Bee Foods, LLC	License to use following trademarks in Columbia: “Bumble Bee” (Reg. no. 152582) and Bumble Bee Brand and Design (Reg. no. 120739	Unexecuted, draft dated July 2008
Oakfield Farms	Bumble Bee Foods, LLC	License to use the following trademarks: “Bumble Bee” (Reg. no. 2896903) and Bumble Bee and One Bee Design (Reg. no. 2924759)	July 17, 2008
King Oscar, Inc.	Bumble Bee Foods, LLC (f/k/a, Bumble Bee Seafoods, Inc.)	License to use the Trademarks and Trade Name: The “Brunswick” brand name, and the Brunswick fishing boat logo.	November 25, 2004, as amended January 10, 2006
Bumble Bee Foods, LLC (f/k/a, Bumble Bee Seafoods, Inc.)	Conopco Inc. d/b/a Unilever Bestfoods	License to use the Trademark: HELLMANN’S	Unexecuted, draft dated March 2002

Bumble Bee Foods, LLC (f/k/a, Bumble Bee Seafoods, Inc.)	King Oscar, Inc.	License to use the Trademarks: KING OSCAR, SPIRIT OF NORWAY and TINY TOTS	July 24, 2002, assigned to Bumble Bee Seafoods Inc. on May 19, 2003

Bumble Bee Foods, LLC	Costco Wholesale Corporation	License to use the Trademarks: KIRKLAND SIGNATURE logo, KIRKLAND SIGNATURE guarantee	May 13, 2003

Bumble Bee Foods, LLC	American Heart Association	License to use the Trademark: AHA heart-check certification mark	September 7, 2006

Bumble Bee Foods, LLC	Good Housekeeping	License to use the Trademark: Good Housekeeping seal	April 1, 2007

Bumble Bee Foods, LLC	Y-ME National Breast Cancer Organization	License to use the Trademarks: Y-ME National Breast Cancer Organization name and pink ribbon logo	February 4, 2008

Bumble Bee Foods, LLC	American Culinary ChefsBest	License to use the Trademarks: CASTLEBERRY and AUSTEX “American Originals” beef stew	October 15, 2007

Bumble Bee Asia Limited	Bumble Bee Foods, LLC	License to use BUMBLE BEE trade name	No written agreement in place

*	Not yet executed by Atunec

F. PATENT LICENSE

Amended and Restated Master License Agreement dated October 8, 2009, (effective as of January 1, 2009), between Bumble Bee Foods, LLC and Muscle Protein Foods, Inc.

1 Bumble Bee Foods LLC no longer uses the trademarks CASTLEBERRY’S MEAT TALK, CLAMEMO, GULF BELLE and Design, MAKE-IT-FRESH, PENNANT, POSS’ and Design, and ROYAL REEF, and has no intention of maintaining or renewing these registrations. However, the registrations are included on this schedule because they have not yet been cancelled by the USPTO.

2 These registrations and applications are in the process of being transferred to Bumble Bee Foods, LLC.

3 These registrations and applications are to be assigned to Connor Bros. Clover Leaf Seafoods Company by Clover Leaf Seafoods, L.P. on November 17, 2008.

4 These registrations are to be assigned to Connor Bros. Clover Leaf Seafoods Company by Connor Bros., Limited on November 17, 2008.

Schedule 4.15

Deposit Accounts and Securities Accounts

Type	Address	Entity
USD	Banco Popular Mayaguez Playa Branch, P.O. Box 362708 San Juan, Puerto Rico 00936-2708 Attn: Sara Rios	BB Acquisition (PR), L.P. General Operating Account Account No. 139110925

USD	Bar Harbor Savings & Trust P.O. Box 400 Bar Harbor, ME 04609 Attn: Linda Elliott	Stinson Seafood (2001), Inc. Impress Account Account No. 0084502510

USD	Whitney National Bank 228 St. Charles Avenue New Orleans, LA 70130 Attn: Charles Barnes	Bumble Bee Seafoods, Inc. General Operating Account No. 710-540-043

USD	Bank of America – Connecticut Global Client Services-Concord 1655 Grant Street Concord, CA 94520 Attn: Ramjot Sidhu	Bumble Bee Foods, LLC Blocked Acct Lock Box 90335 AR Account Account No. 9429224382

USD	Bank of America – Connecticut Global Client Services-Concord 1655 Grant Street Concord, CA 94520 Attn: Ramjot Sidhu	Bumble Bee Foods, LLC Master Master Operating Account Account No. 9429224497

USD	Bank of America – Connecticut Global Client Services-Concord 1655 Grant Street Concord, CA 94520 Attn: Ramjot Sidhu	Bumble Bee Foods, LLC Payroll Account Payroll Account No. 9429224606

USD	Bank of America – Maine Global Client Services-Concord 1655 Grant Street Concord, CA 94520 Attn: Ramjot Sidhu	BB Acquisition (PR), L.P. Disbursement Account Account No. 80238907

USD	Bank of America – Maine Global Client Services-Concord 1655 Grant Street Concord, CA 94520 Attn: Ramjot Sidhu	Bumble Bee Foods Accounts Payable Disbursement Account Account No. 2220012037

USD	Bank of America – New Jersey Global Client Services-Concord 1655 Grant Street Concord, CA 94520 Attn: Ramjot Sidhu	Snows Doxsee Inc. Petty Cash Account Account No. 2552003945

CAD	CIBC 199 Bay Street, 3rd Floor Commerce Court West Toronto, ON M5L 1A2 Attn: Denise Breslin	Clover Leaf LP Payroll Payroll Account Account No. 016424015517

Type	Address	Entity
CAD	CIBC 199 Bay Street, 3rd Floor Commerce Court West Toronto, ON M5L 1A2 Attn: Denise Breslin	Clover Leaf LP Disbursement Account Account No. 016424015312

CAD	CIBC 199 Bay Street, 3rd Floor Commerce Court West Toronto, ON M5L 1A2 Attn: Denise Breslin	Clover Leaf LP General Operating Account Account No. 016424015215

USD	CIBC 199 Bay Street, 3rd Floor Commerce Court West Toronto, ON M5L 1A2 Attn: Denise Breslin	Clover Leaf LP General Operating US$ Account No. 016420450812

CAD	CIBC 199 Bay Street, 3rd Floor Commerce Court West Toronto, ON M5L 1A2 Attn: Denise Breslin	Clover Leaf LP Recall Disbursement Account No. 000029278613

CAD	CIBC 199 Bay Street, 3rd Floor Commerce Court West Toronto, ON M5L 1A2 Attn: Denise Breslin	K.C.R. Fisheries Ltd General Operating CAD $ Account No. 001949178813

USD	CIBC 199 Bay Street, 3rd Floor Commerce Court West Toronto, ON M5L 1A2 Attn: Denise Breslin	K.C.R. Fisheries Ltd General Operating US $ Account No. 001940578215

MXN	Scotia Bank Inverlat S.A.	Brunswick Pescados Y Mariscos, S.A. De C.V. Account No. 734503-8

MXN	Scotia Bank Inverlat S.A.	Bpm Servicias S.A. De C.V. Account No. 394005-5

USD	Wells Fargo Bank International 100 S. 5th Street, 21st Floor Minneapolis, MA 55402 Attn: Nicolle Stokes	Connors Bros. Clover Leaf USD Account No. 7770009699

USD	Wells Fargo Bank International 100 S. 5th Street, 21st Floor Minneapolis, MA 55402 Attn: Nicolle Stokes	K.C.R. Fisheries Ltd Account No. 7770009707

CAD	Wells Fargo Bank International 100 S. 5th Street, 21st Floor Minneapolis, MA 55402 Attn: Nicolle Stokes	Connors Bros. Clover Leaf Seafoods Co Account No. 7770009657

Type	Address	Entity

CAD	Wells Fargo Bank International 100 S. 5th Street, 21st Floor Minneapolis, MA 55402 Attn: Nicolle Stokes	Clover Leaf Seafoods – DISB Account No. 7770009665

CAD	Wells Fargo Bank International 100 S. 5th Street, 21st Floor Minneapolis, MA 55402 Attn: Nicolle Stokes	Clover Leaf Seafoods – payroll Account No. 7770009673

CAD	Wells Fargo Bank International 100 S. 5th Street, 21st Floor Minneapolis, MA 55402 Attn: Nicolle Stokes	K.C.R. Fisheries Ltd Account No. 7770009681

USD	Wells Fargo Bank International 100 S. 5th Street, 21st Floor Minneapolis, MA 55402 Attn: Nicolle Stokes	Connors Bros. Clover Leaf USD (depositary)

USD	Wells Fargo Bank, N.A. Wells Fargo Treasury Management Client Services 100 S. 5th Street, 21st Floor Minneapolis, MA 55402 Attn: Danielle Godfrey	Clover Leaf USD DDA Restricted Account No. 4121910491

USD	Wells Fargo Bank, N.A. Wells Fargo Treasury Management Client Services 100 S. 5th Street, 21st Floor Minneapolis, MA 55402 Attn: Danielle Godfrey	Clover Leaf USD DDA Operating Account No. 4121529770

USD	Wells Fargo Bank, N.A. Wells Fargo Treasury Management Client Services 100 S. 5th Street, 21st Floor Minneapolis, MA 55402 Attn: Danielle Godfrey	Clover Leaf USD Controlled Disbursement Account No. 9600128823

USD	Wells Fargo Bank, N.A. Wells Fargo Treasury Management Client Services 100 S. 5th Street, 21st Floor Minneapolis, MA 55402 Attn: Danielle Godfrey	K.C.R USD DDA Account No. 4121909030

Schedule 4.17

Material Contracts

1.	Management Agreement dated as of November 17, 2008, by and between and Clover Leaf Dutch Holdings, LLC, Clover Leaf Seafood Cooperatief U.A., Clover Leaf Seafoods B.V., an entity formed under the laws of the Netherlands Clover Leaf Holdings Company, an entity formed under the laws of Nova Scotia, Canada Connors Bros./Clover Leaf Seafoods Company, an entity formed under the laws of Nova Scotia, Canada, K.C.R. Fisheries Ltd., an entity formed in Canada, 6162410 Canada Limited, an entity formed in Canada, Brunswick Pescados Y Mariscos S.A. de C.V., an entity formed in Mexico BPM Servicios S.A. de C.V., an entity formed in Mexico, Stinson Seafood (2001), Inc., a Delaware corporation, Bumble Bee Foods, LLC, a Delaware limited liability company, Bumble Bee Holdings, Inc., a Georgia corporation, Bumble Bee International (PR), Inc., an entity formed in Cayman, BB Acquisition (PR), L.P., a Delaware limited partnership, Connors Bros., L.P., a Delaware limited partnership and Centre Partners Management LLC, a Delaware limited liability company Centre Capital Investors V, L.P.

2.	Business Acquisition Agreement dated September 25, 2008, among Connors Bros. Income Fund, Connors Commercial Trust, Connors Bros., Limited, Clover Leaf Seafoods, L.P., Connors CL GP Limited., CL GP Bumble Bee Inc. and BBCL Holdings L.P. and 3231021 Nova Scotia Company, as amended October 15, 2008

3.	Indemnification Agreements, dated June 20, 2007 and amended on September 25, 2008, between the Fund, and CL LP and each of C. Lischewski, D. Hines, C. Hughes, J. Irvin, K. McNeil, D. Pounds, R. Schindler

4.	Operating Agreement dated September 25, 2008 between Bumble Bee Foods, LLC and Atlantic Food Resources, LLC

5.	Employment Agreements with Christopher Lischewski, James Douglas Hines and Kent McNeil to be entered into in connection with the Acquisition

6.	Software License Agreement dated as of December 28, 2006, between SAP America Inc. and Bumble Bee Foods, LLC, as amended on February 7, 2007

7.	Software License and Services Agreement dated December 28, 2006, between CAS Systems of America, Inc. and Bumble Bee Foods, LLC

8.	Master License Agreement dated as of September 21, 2005, between MPF, Inc. and Bumble Bee Foods, LLC

9.	Master License Agreement between AC Nielsen Inc. and Bumble Bee Foods, LLC dated August 5, 2003; Local Service Agreement between same dated April 20, 2007 as amended by Amendment #1 dated December 1, 2007

10.	Co-Pack Agreement dated September 17, 2008, between Bumble Bee Foods, LLC and Crider Inc.

11.	Co-Pack Agreement dated as of April 19, 2006, between Bumble Bee Foods, LLC and Pataya Food Industries

12.	Manufacturing Agreement dated November 1, 2008, between Bumble Bee Foods, LLC and The Suter Company, Inc.

13.	Amendment Agreement dated as of June 15, 2009, between Impress Packaging Puerto Rico, Inc. and Bumble Bee (PR) L.P.

14.	Amended and Restated Packing Agreement dated January 12, 2005, between Bumble Bee Foods, LLC (successor by merger to Snow’s/Doxsee, Inc.) and Surfside Products, Inc., as amended by the First Amendment to Amended and Restated Packing Agreement dated July 6, 2006.

15.	Co-Pack Agreement dated as of December 2006, among Bumble Bee Foods, LLC, Sea Value Company Limited, I.S.A. Value Co., Ltd. and Unicord Plc.

16.	Tuna Supply Agreement dated as of June 17, 2003, between FCF Fishery Co. Ltd., a Taiwanese Company and Bumble Bee Seafoods, LLC

17.	Supply Agreement dated as of May 8, 2006, between Thon Des Mascareignes Ltee, a Mauritius company, and Bumble Bee Foods, LLC

18.	Amended and Restated Supply Agreement dated January 1, 2009, between Pacific Fishing Company, a Fiji corporation, and Bumble Bee Foods, LLC.

19.	Container Supply Agreement dated as of May 25, 2005 between Impress Canada, Inc., Bumble Bee Foods, LLC and Clover Leaf Seafoods, L.P.

20.	Container Supply Agreement dated as of June 12, 2003, between Impress USA, Inc. and Bumble Bee Foods, LLC

21.	Supply Agreement dated as of September 1, 2005, between Crown, Cork & Seal USA, Inc. and Bumble Bee Foods, LLC, as amended by letter agreement dated February 12, 2007

22.	Purchasing Agreement dated June 1, 2007 between General Mills Operations, LLC and Bumble Bee Foods, LLC

23.	Distributor Agreement dated August 23, 1993, between Bumble Bee Seafoods, Inc. and Méndez & Co.

24.	Second Amended Supply Agreement dated October 2004 between King Oscar, Inc. and Bumble Bee Foods, LLC as amended by the First Amendment thereto dated as of May 8, 2006

25.	Amended Distributorship Agreement, dated as of December 20, 2001, between King Oscar, Inc. and Bumble Bee Foods, LLC, further amended by the First Amendment to the Amended Distributorship Agreement, entered into on July 24, 2002, and further amended the Second Amendment to the Distributorship Agreement entered into on July 24, 2002

26.	Tuna Loin Processing Agreement, dated June 29, 2001, between Barana Seafood Processors Ltd. and Bumble Bee Seafoods, Inc.

27.	Costco Wholesale Private Label Agreement: Dual Brand United States 2001 dated as of May 13, 2003, between Costco Wholesale Corporation and Bumble Bee Foods, LLC

28.	CROSSROADS Agreement dated November 27, 2007, between C&S Wholesale Grocers, Inc. and Bumble Bee Foods, LLC, as amended July 30, 2008

29.	Master Warehouse Agreement, dated October 1, 2006, between Bumble Bee Foods, LLC and Ozburn Hessey Logistics (“OHL”) LLC, as amended June 22, 2009 and September 1, 2009.

30.	Master Warehouse Agreement, dated December 31, 2007 between Bumble Bee Foods, LLC and PSS Distribution Services, as amended December 1, 2008.

31.	Kent Warehouse and Labeling Joint Venture Agreement dated as of May 31, 2000 between Howard B. Klein and Deborah A. Klein, Trustees of Klein Family Trust, Ronal I. Shaw, William Terhar, Mike Selby and Bumble Bee Seafoods, Inc.

32.	Shareholders Agreement dated September 12, 2007 by and among Mr. Jean Marc Bonhoure, Mr. Anchern Thangsombat and Bumble Bee Foods, LLC.

33.	Amended and Restated License Agreement, dated as of October 8, 2009, between MPF, Inc., and Bumble Bee Foods, LLC.

34.	Co-Packing Agreement, dated as of September 26, 1996, between Dial Corporation and Bryan Foods, Inc., as amended May 2005 between The Dial Corporation and Bumble Bee Seafoods, LLC (successor in interest to Bryan Foods, Inc.).